UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Horizon Lines, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY COPIES

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To our stockholders:

You are invited to be present, either in person or by proxy, at the special meeting of stockholders (the “Special Meeting”) of Horizon Lines, Inc. (the “Company”), to be held at 11:00 a.m., local time, on Friday, December 2, 2011 at the Offices of McGuireWoods, 201 North Tryon Street, 30th Floor, Charlotte, North Carolina 28202. The Special Meeting is being held for the following purposes:

1. To consider a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a 1–for–25 reverse stock split of the Common Stock;

2. To consider a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 2,500,000,000, however such amendment will not become effective if Proposal No. 1 is approved;

3. To consider a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to authorize the issuance of warrants in lieu of cash or redemption notes in consideration for “Excess Shares” to facilitate compliance with the Jones Act;

4. To consider a proposal to approve the Company’s Restated Certificate of Incorporation; and

5. To transact any other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

The Board of Directors has set the close of business on October 7, 2011 as the record date for the determination of stockholders who will be entitled to notice of and voting rights at the Special Meeting (the “Record Date”). The list of stockholders entitled to vote at the Special Meeting will be available for inspection, as required by the Company’s Amended and Restated Bylaws, at the Company’s headquarters at least ten days before the Special Meeting. The Company’s headquarters are located at 4064 Colony Road, Suite 200, in Charlotte, North Carolina 28211.

The Board of Directors recommends voting “FOR” each of the above proposals.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please vote your shares over the Internet or by telephone in accordance with the instructions on the proxy card, or complete, sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope. Your prompt response is necessary to ensure that your shares are represented at the Special Meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on December 2, 2011:

The Proxy Statement is available

on the Company’s website, http://www.horizonlines.com.

By Order of the Board of Directors,

/s/ Michael F. Zendan II
Michael F. Zendan II
Secretary

November [•], 2011

Charlotte, North Carolina

PRELIMINARY COPIES

HORIZON LINES, INC.

4064 Colony Road

Charlotte, North Carolina 28211

(704) 973-7000

PROXY STATEMENT

This Proxy Statement and accompanying proxy card are being mailed beginning on or around November [•], 2011 in connection with the solicitation of proxies by the Board of Directors of Horizon Lines, Inc., for the purposes set forth in the “Notice of Special Meeting of Stockholders.”

We are providing this Proxy Statement in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the Special Meeting of our Stockholders to be held on December 2, 2011, and any adjournment or postponement thereof (collectively, the “Special Meeting”). The Special Meeting will be held at the Offices of McGuireWoods, 201 North Tryon Street, 30th Floor, Charlotte, North Carolina 28202 at 11:00 a.m., local time. This Proxy Statement and accompanying form of proxy are first being sent or given to our stockholders on or about November [•], 2011.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on December 2, 2011:

The Proxy Statement is available

on the Company’s website, http://www.horizonlines.com.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING	5
ITEMS TO BE VOTED ON	10
PROPOSAL 1: A PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT	10
PROPOSAL 2: A PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 100,000,000 TO 2,500,000,000	16
PROPOSAL 3: A PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF WARRANTS IN LIEU OF CASH OR REDEMPTION NOTES IN CONSIDERATION FOR “EXCESS SHARES” TO FACILITATE COMPLIANCE WITH THE JONES ACT	17
PROPOSAL 4: A PROPOSAL TO APPROVE THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION	20
OTHER MATTERS	20
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
COMMUNICATIONS WITH STOCKHOLDERS	22
STOCKHOLDER PROPOSALS FOR INCLUSION IN THE 2012 PROXY STATEMENT	22
STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2012 ANNUAL MEETING	22
WHERE YOU CAN FIND MORE INFORMATION	23
ANNEX A	A-1
ANNEX B	B-1
ANNEX C	C-1
ANNEX D	D-1

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

What is the purpose of the Special Meeting?

Our stockholders will vote on the matters described in this Proxy Statement.

What is a “proxy?”

A proxy is a legal designation giving another person permission to vote stock that you own. The person you designate is called your “proxy.” The proxy card that is included with this Proxy Statement permits you to designate Michael F. Zendan II, our Senior Vice President, General Counsel and Secretary, and Michael T. Avara, our Executive Vice President, Chief Financial Officer and Treasurer, as your proxy for the Special Meeting.

Who is entitled to vote?

Only the record holders of our Common Stock at the close of business on the Record Date are entitled to vote at the Special Meeting. The Record Date for the Special Meeting is October 7, 2011. Each outstanding share entitles a stockholder as of the Record Date to cast one vote on each matter to be voted at the Special Meeting.

What is a “record holder” of the Company’s Common Stock?

If your shares are registered in your name with our transfer agent, American Stock Transfer and Trust Company, then you are considered the record holder for those shares. All record holders receive this Proxy Statement.

If your shares are held through a stock broker, a bank or other nominee, then you are considered to hold your shares in “street name.” While you are the beneficial owner of those shares, you are not considered the “record holder.” If that is the case, these proxy materials have been forwarded to you by your stockbroker or bank (who is considered the record holder of those shares). As the beneficial owner of shares of our Common Stock, you have the right to tell your broker how to vote using these proxy materials. However, because you are not the record holder of those shares, you may not vote these shares in person at the Special Meeting unless you obtain a legal proxy from the record holder of those shares.

How do I submit my vote?

Stockholders can vote prior to the Special Meeting by the following methods:

1. By touch-tone telephone or by internet. — All stockholders of record can vote their shares by touch-tone telephone within the United States and Canada, or from anywhere by Internet. The proxy card enclosed with this Proxy Statement provides instructions for voting by touch-tone telephone and by Internet.

Street name record holders may vote by telephone or by Internet if their banks or brokers make those methods available. If that is the case, your bank or broker will enclose voting instructions with this Proxy Statement. If you vote through either of these methods you do not have to return the enclosed proxy card.

2. By mail. — If you choose to vote by mail, you must complete the enclosed proxy card and return it in the postage-paid return envelope.

3. In person. — All stockholders of record are entitled to vote their shares in person at the Special Meeting. Stockholders who hold their shares in “street name” may also vote their shares in person at the Special Meeting if they obtain a legal proxy from the stockholder of record (the broker, bank or other institution that holds your shares.).

Who can attend the Special Meeting?

All record holders as of the close of business on the Record Date, or their duly appointed proxies or representatives, may attend the Special Meeting. We may require stockholders to present valid picture identification, such as a driver’s license or passport.

If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. If you are a stockholder of record, your name will appear on our stockholder list.

What proposals are being presented for shareholder vote at the Special Meeting?

There are four proposals being presented for shareholder vote at the Special Meeting:

•	a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a 1–for–25 reverse stock split of the Common Stock;

•

a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 2,500,000,000, however such amendment will not become effective if Proposal No. 1 is approved;

•

a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to authorize the issuance of warrants in lieu of cash or redemption notes in consideration for “Excess Shares” to facilitate compliance with the Jones Act; and

•	a proposal to approve the Company’s Restated Certificate of Incorporation.

Why are we being asked to approve both a reverse stock split and an increase in the number of authorized shares of Common Stock?

SEC rules generally require that each proposal relating to a charter provision should be set out separately on the form of proxy as a separate proposal. As a result, we are presenting these two proposals (Proposal No. 1 and Proposal No. 2) as separate matters to be voted upon by stockholders even though the proposals are related to, and conditioned upon, each other. Accordingly, if the reverse stock split is approved by stockholders, then the proposal to increase the number of authorized shares of Common Stock will not be deemed to have been approved by stockholders regardless of the number of shares actually voted to approve the proposal to increase the number of authorized shares of Common Stock. Conversely, if the reverse stock split is not approved by stockholders, but the proposal to increase the number of authorized shares of Common Stock is approved by stockholders, then the proposal to increase the number of authorized shares of Common Stock will be become effective upon filing of the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Will there be any other items of business on the agenda?

We do not expect any other items of business at the Special Meeting. Nonetheless, if there is other business, your proxy will give discretionary authority to the persons named on the proxy to vote on any other matters that may properly be brought before the Special Meeting. Those persons will use their best judgment in voting your proxy.

What are the recommendations of our Board?

Our Board of Directors recommends that you vote:

*     “FOR” the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a 1–for–25 reverse stock split of the Common Stock;

*     “FOR” the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 2,500,000,000;

*     “FOR” the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to authorize the issuance of warrants in lieu of cash or redemption notes in consideration for “Excess Shares” to facilitate compliance with the Jones Act; and

*     “FOR” the proposal to approve the Company’s Restated Certificate of Incorporation.

How many votes do I have?

You have one vote for each share of our Common Stock that you own on the Record Date. You are entitled to vote on each proposal.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power of the shares of our capital stock outstanding on the Record Date and entitled to vote at the Special Meeting, will constitute a quorum and will permit business to be conducted at the meeting. 57,945,477 shares of Common Stock were outstanding as of the Record Date. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the Special Meeting.

What is a “broker non-vote”?

If your shares are held in “street name” by a broker, your broker is the record holder; however, the broker is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, the broker may, but is not required to, exercise discretionary voting power to vote your shares with respect to “routine” matters. Without instruction from you, your broker cannot vote your shares with respect to “non-routine” matters. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item, and has not received voting instructions from the beneficial owner. Of the proposals being presented for shareholder vote at the Special Meeting, Proposal No. 1 and Proposal No. 4 are both routine matters. Proposal No. 2 and Proposal No. 3 are both “non-routine” matters.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by (i) delivering a written notice of revocation to our Corporate Secretary; (ii) timely delivering a valid proxy bearing a later date; or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not by itself revoke a previously granted proxy. If you respond to this solicitation with a valid proxy and do not revoke it before it is exercised, it will be voted as you specify in the proxy.

Are stockholders entitled to exercise appraisal rights in connection with the proposals?

No. Under Delaware law, stockholders are not entitled to exercise appraisal rights in connection with the proposals, and the Company will not independently provide stockholders with any such right.

How many votes are required to approve each proposal?

Each of the four proposals requires the affirmative vote of a majority of shares present at the Special Meeting, either in person or by proxy, and entitled to vote thereon.

Certain tendering holders (the “Exchanging Holders”) in the Company’s recently completed exchange offer received, among other things, Common Stock in exchange for the Company’s 4.25% convertible senior notes due 2012. In connection with the exchange offer, the Exchanging Holders entered into a restructuring support agreement, as amended, that provides that the Exchanging Holder’s will vote their shares of Common Stock “FOR” each of the proposals. The Exchanging Holders hold approximately 42% of the outstanding shares of Common Stock as of the Record Date.

Abstentions and broker non-votes will be counted as shares present and entitled to vote with respect to each proposal and will have the same effect as a vote “against” the proposal.

How many votes must be present to hold the Special Meeting?

A majority of the shares of our Common Stock outstanding on the Record Date, either in person or by proxy and entitled to vote, must be present for a quorum at the Special Meeting. On the Record Date, 57,945,477 shares of our Common Stock were outstanding.

Are abstentions and broker non-votes part of the quorum?

Abstentions and broker non-votes for each proposal count as “shares present” at the Special Meeting for the purpose of determining whether a quorum exists.

What if I don’t vote for some or all of the matters listed on my proxy card?

If you are a registered stockholder and you return a signed proxy card without indicating your vote for some or all of the matters, your shares will be voted “FOR” Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4.

What happens if the stockholders do not approve each of the proposals?

Each of the proposals is a separate matter to be voted on by the stockholders. If a particular proposal is not approved, that proposal will not be reflected in the Restated Certificate of Incorporation that the Company intends to file with the Secretary of State of the State of Delaware.

Who is paying for this Proxy Statement and the solicitation of my proxy, and how are proxies solicited?

We will pay the entire cost of soliciting proxies for the Special Meeting. Proxies will be solicited by mail and through our website. Proxies may also be solicited by our Directors, officers and regular employees personally or by telephone or facsimile, but such persons will not be specifically compensated for those services. We have also hired Alliance Advisors, LLC to assist us with the solicitation of proxies. We will pay Alliance Advisors a fee of $6,000 plus expenses. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in forwarding soliciting material to their principals, the beneficial owners of our Common Stock. We will pay the expenses of preparing, assembling, printing, mailing and soliciting proxies.

Do you provide electronic access to the proxy material?

Yes. Anyone can access the Proxy Statement at http://www.horizonlines.com. Any beneficial owner may request to receive his or her proxy materials in printed form, by mail or electronically, on an ongoing basis. If you hold your shares through a bank, broker or other financial institution, please refer to the information provided by that entity for instructions on how to elect these options. Choosing to receive future proxy materials electronically will save us the cost of printing and mailing documents to stockholders, and will reduce the impact of our Special Meetings on the environment. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder terminates that election.

What does it mean if I receive more than one proxy card?

If you received multiple proxy cards, it means that you hold your shares in different ways (e.g., trust, custodial accounts, joint tenancy) or in multiple accounts. Each proxy card you receive should be voted by Internet, telephone or mail.

Should I be receiving multiple copies of the Proxy Statement?

Some banks, brokers and other nominee record holders may be participating in the practice of “house holding” proxy statements and annual reports. This means that only one copy of our Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Investor Relations Department, Horizon Lines, Inc., 4064 Colony Road, Suite 200, Charlotte, North Carolina 28211, telephone (704) 973-7000. If you want to receive separate copies of the Proxy Statement or Annual Report to shareholders, if applicable, in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address, telephone number or email address (investor.relations@horizonlines.com).

ITEMS TO BE VOTED ON

PROPOSAL 1: A PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

General

The Board of Directors has unanimously approved and recommends that stockholders approve an amendment to Article IV, Section 1 of the Amended and Restated Certificate of Incorporation, substantially in the form set forth in Annex A to this Proxy Statement, to effectuate the reverse stock split. Upon the effectiveness of the filing of the Restated Certificate of Incorporation, a reverse stock split of the Common Stock will be effected to combine the shares of the Common Stock at a ratio of 1-for-25 (1:25) (the “Reverse Stock Split”).

The Board of Directors reserves its right to abandon the Reverse Stock Split at any time prior to its implementation if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

If the Reverse Stock Split is approved by the stockholders and the Board of Directors implements it, the Reverse Stock Split will become effective upon filing the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

As a result of the Reverse Stock Split, the number of issued and outstanding shares of Common Stock will decrease from 57,945,477 shares to approximately 2,317,819 shares. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

In connection with the exchange offer, the Company agreed to use reasonable best efforts to effect the Reverse Stock Split.

Reasons for the Reverse Stock Split

The Board of Directors authorized the Reverse Stock Split with a view to increasing the per share trading price of the Common Stock. Other reasons include:

•

Increase in Eligible Investors. The Reverse Stock Split could allow a broader range of institutions to invest in the Company’s stock (namely, funds that are prohibited from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of the Common Stock. In recent months, the stock market and our stock price have experienced volatility and our stock has traded at prices below the investing guidelines for certain institutional investors and investment funds. We believe that stockholder approval of the Reverse Stock Split will provide the Board of Directors with flexibility to make our Common Stock a more attractive investment for many investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate any future sales of our Common Stock.

•

Increased Analyst and Broker Interest. A Reverse Stock Split could increase analyst and broker interest in the Company’s stock because their policies can discourage or prohibit them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Some of those policies and practices may also function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

•

Listing on a National Stock Exchange. By potentially increasing the Company’s stock price, the Reverse Stock Split may allow the Common Stock to meet certain minimum stock price listing requirements that are required by the national stock exchanges, including the New York Stock Exchange and the NASDAQ Stock Market. Moving the Company’s listing to a national stock exchange such as the New York Stock Exchange or the NASDAQ Stock Market could improve the liquidity of the Common Stock and the Company’s ability to raise capital in the future through the sale of Common Stock.

Effects of the Reverse Stock Split

Reduction of Shares Held by Individual Stockholders. After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of Common Stock. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the reverse split results in any stockholders receiving cash in lieu of fractional shares as described below. Proportionate voting rights and other rights of the stockholders will not be affected by the Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split). However, if the Reverse Stock Split is implemented, it may increase the number of stockholders who own “odd lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of Common Stock.

Reduction in Total Outstanding Shares. The Reverse Stock Split will reduce the total number of outstanding shares of Common Stock by the exchange ratio of the Reverse Stock Split

Change in Number and Exercise Price of Employee and Director Equity Awards. If the Reverse Stock Split is approved and implemented, the terms of equity awards under the Horizon Lines, Inc. Amended and Restated Equity Incentive Plan and the Horizon Lines, Inc. 2009 Incentive Compensation Plan (the “Incentive Plans”), including the per share exercise price of options and the number of shares issuable under outstanding awards, will be proportionately adjusted to maintain the approximate economic value of the awards. As of September 25, 2011, we had outstanding under the Incentive Plans options to purchase 1,358,787 shares of Common Stock at a weighted average exercise price of $15.73 per share. A Reverse Stock Split will not affect the expiration date of outstanding stock options. The number of shares remaining reserved or available for grant under the Incentive Plans and available for purchase under the employee stock purchase plan will be reduced proportionately as well.

Regulatory Effects. The Common Stock is currently registered under Section 12 of the Securities Exchange Act of 1934, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or the Company’s obligation to publicly file financial and other information with the Securities and Exchange Commission. If the Reverse Stock Split is implemented, the Common Stock will continue to trade on the OTCQB under the symbol “HRZL” (although the OTCQB would likely add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred).

New CUSIP. The Company will obtain anew CUSIP number for the new Common Stock effective at the time of the Reverse Stock Split.

No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

The Reverse Stock Split May Not Increase the Company’s Stock Price over the Long-Term. The Board expects that the Reverse Stock Split will likely increase the market price of the Common Stock immediately following the Reverse Stock Split. However, the effect of a reverse stock split upon the market price of the Common Stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. The market price of the Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s future performance. In addition, there can be no assurance that the Company will regain listing on a national securities exchange even if the market price per share of the Common Stock after the Reverse Stock Split remains in excess of $1.00.

The Reverse Stock Split May Decrease the Liquidity of the Company’s Common Stock. The liquidity of the Common Stock may be decreased by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Effect on the Convertible Notes and Warrants. The respective indentures governing the Company’s existing 6.0% Series A Convertible Senior Secured Notes due 2017 and 6.0% Series B Mandatorily Convertible Senior Secured Notes provide that the conversion ratio (as defined therein) in effect at the time of the effective date of the Reverse Stock Split will be adjusted to the number obtained by multiplying the conversion ratio in effect at the time of the effective date of the Reverse Stock Split by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately following such action, and the denominator of which shall be the shares of Common Stock outstanding immediately prior to such action. As of the Record Date, the conversion ratio of the Series A Notes and the Series B Notes was 2,224.6381 and 1,367.9891 shares per $1,000 principal amount, respectively. As of the Record Date, the conversion ratio of the warrants was one share of Common Stock for each warrant. The actual conversion ratio adjustment will depend on the number of shares of Common Stock outstanding on the effective date of the Reverse Stock Split. The warrant agreement governing the warrants provides that the number of shares of Common Stock issuable on exercise or conversion of the warrants will be adjusted so that the warrantholder shall be entitled to receive upon the exercise or conversion of the warrant the number of shares of Common Stock that the warrantholder would have owned or would have been entitled to receive had the warrant been exercised or converted immediately prior to the Reverse Stock Split.

Board Discretion to Implement the Reverse Stock Split

If the Reverse Stock Split is approved by the stockholders, it will be effected, if at all, only upon a determination by the Board that a Reverse Stock Split is in the best interests of the Company and its stockholders at the time of such determination. Such determination will be based upon factors the Board deems appropriate, including without limitation the Company’s then current stock price, the existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect on the market price of the Common Stock. Notwithstanding approval of the Reverse Stock Split by the stockholders, the Board may, in its sole discretion, abandon the Reverse Stock Split and determine not to effect the Reverse Stock Split as permitted under Section 242(c) of the Delaware General Corporation Law.

Effective Time

The effective date of the Reverse Stock Split will be the date on which the Restated Certificate of Incorporation is accepted and recorded by the Delaware Secretary of State (subject to any specific future time of effectiveness stated therein) in accordance with Section 103 of the DGCL. The exact timing of the filing of the Restated Certificate of Incorporation that contains this proposed amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. Except as explained below with respect to fractional shares, on the effective date of the amendment to effect the Reverse Stock Split, shares of the Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of the Common Stock in accordance with the reverse stock split ratio of 1-for-25.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock presented or represented by proxy at the Special Meeting, and entitled to vote in respect thereto is required to approve the amendment to the Company’s Restated Certificate of Incorporation to effect the Reverse Stock Split.

Stockholders’ Equity

Following the effectiveness of the amendment to the Company’s Restated Certificate of Incorporation, the stated capital on the Company’s balance sheet and the additional paid-in capital account, in each case, attributable to the Common Stock, will be adjusted to reflect the Reverse Stock Split. The par value per share of the Common Stock will remain unchanged at $0.01 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheet attributable to Common Stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of the Common Stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Interests of Certain Persons in the Proposal

Certain of the Company’s officers and directors have an interest in this Proposal No. 1 as a result of their ownership of shares of Common Stock of the Company, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, the Company does not believe that its officers or directors have interests in the Reverse Stock Split that are different from or greater than those of any other stockholder of the Company.

On October 3, 2011, the Company and certain of its subsidiaries entered into an amendment to the Restructuring Support Agreement (the “Amendment”) with the requisite consent of certain holders (the “Exchanging Holders”) of its 2012 Convertible Notes (as defined below). The Amendment modifies the previously announced Restructuring Support Agreement, dated August 26, 2011, as amended by the First Amendment to the Restructuring Support Agreement dated September 29, 2011, between the Exchanging Holders and the Company. The Amendment clarifies certain understandings regarding post-closing corporate governance-related items contained in the First Amendment to the Restructuring Agreement, including that the Company will use reasonable best efforts to implement the Reverse Stock Split.

Fractional Shares

The Company does not currently intend to issue fractional shares in connection with the Reverse Stock Split. Stockholders who own the Common Stock prior to the effective date of the Reverse Stock Split and who otherwise would hold fractional shares because the number of shares of the Common Stock they held before the Reverse Stock Split would not be evenly divisible based on the Reverse Stock Split ratio will be entitled to a cash payment (without interest or deduction) in respect of such fractional shares. To avoid the existence of fractional shares of the Common Stock, shares that would otherwise result in fractional shares from the application of the Reverse Stock Split will be collected and pooled by the Company’s transfer agent and sold in the open market and the proceeds will be allocated to the stockholders’ respective accounts pro rata in lieu of fractional shares. The Company will not receive any proceeds from any such sales. The ownership of a fractional interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment. The Company will be responsible for any brokerage fees or commissions related to the transfer agent’s selling in the open market shares that otherwise be entitled to fractional shares.

Escheat Laws

Stockholders should be aware that, under the escheat laws of various jurisdictions, any amounts due for fractional interests and shares resulting from the Reverse Stock Split that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Company’s transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions (described below), will have to seek to obtain such funds directly from the state to which they were paid.

Exchange of Stock Certificate

If the Reverse Stock Split is effected, stockholders holding certificated shares will be required to exchange their stock certificates for the appropriate number of shares held electronically in book entry form (“Book Entry Shares”) resulting from the Reverse Stock Split. This means that, instead of receiving a new stock certificate, stockholders holding certificated shares prior to the effective time of the Reverse Stock Split will receive a statement of holding indicating the number of Book Entry Shares held by them after giving effect to the Reverse Stock Split. Stockholders of record on the effective date of the Reverse Stock Split will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by the Company’s transfer agent. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the effective date of the Reverse Stock Split, the transfer agent will send a letter of transmittal to each stockholder advising such holder of the procedure for surrendering certificates representing the number of shares of the Common Stock prior to the Reverse Stock Split (“Old Stock Certificates”) in exchange for Book Entry Shares representing the number of shares of the Common Stock resulting from the Reverse Stock Split.

You should not send your Old Stock Certificates now. You should send them only after you receive the letter of transmittal from the Company’s transfer agent.

As soon as practicable after the surrender to the transfer agent of any Old Stock Certificate, together with a duly executed letter of transmittal and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Stock Certificate had been issued Book Entry Shares registered in the name of such person. Any Old Stock Certificate bearing a restrictive legend will be exchanged for a new physical stock certificate bearing the same legend, if any, restricting the transfer of such shares that were borne by the surrendered Old Stock Certificates held prior to the Reverse Stock Split.

Until surrendered as contemplated herein, each Old Stock Certificate shall be deemed at and after the effective time of the Reverse Stock Split to represent the number of full shares of the Common Stock resulting from the Reverse Stock Split. Until they have surrendered their Old Stock Certificates for exchange, stockholders will not be entitled to receive any dividends or other distributions, if any, that may be declared and payable to holders of record.

Any stockholder whose Old Stock Certificate has been lost, destroyed or stolen will be entitled to Book Entry Shares only after complying with the requirements that the Corporation and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

If any Book Entry Shares are to be issued in a name other than that in which the Old Stock Certificates are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to the Company any applicable transfer taxes or establish to the Company’s satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer. In all other cases, no service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Stock Certificate.

Stockholders who hold only uncertificated shares, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent and, for beneficial owners, by their brokers or banks which hold in “street name” for their benefit, as the case may be to give effect to the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to the Company and to stockholders that hold such stock as a capital asset for U.S. federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, holders that are partnerships or other pass-through entities for U.S. federal income tax purposes, holders whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, holders subject to the alternative minimum tax, holders who hold the Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The Company has not sought, and will not seek, a ruling from the U.S. Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split. The following summary does not address the tax consequences of the Reverse Stock Split under foreign, state, or local tax laws. Accordingly, each holder of the Common Stock should consult his, her or its tax advisor with respect to the particular tax consequences of the Reverse Stock Split to such holder.

IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the U.S. Internal Revenue Service, we inform you that any tax advice contained in this Proxy Statement was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code. The tax advice contained in this Proxy Statement was written to support the promotion or marketing of the transactions and matters addressed by the Proxy Statement. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The U.S. federal income tax consequences for a holder of the Common Stock and for the Company pursuant to the Reverse Stock Split will be as follows:

•	the holder should not recognize any gain or loss for U.S. federal income tax purposes (except with respect to cash, if any, received in lieu of a fractional share of the Common Stock);

•

the holder’s aggregate tax basis in the Common Stock received pursuant to the Reverse Stock Split, including any fractional share of the Common Stock not actually received, should be equal to the aggregate tax basis of such holder’s Common Stock surrendered in exchange therefor;

•

the holder’s holding period for the Common Stock received pursuant to the Reverse Stock Split, including any fractional share of the Common Stock not actually received, should include such holder’s holding period for the Common Stock surrendered in exchange therefor;

•

cash payments received by the holder for a fractional share of Common Stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Stock Split and then sold by such holder, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder’s tax basis in such fractional share; and

•	the Company should not recognize gain or loss solely as a result of the Reverse Stock Split.

The Board of Directors recommends a vote “FOR” the proposal to approve the amendment to the Company’s Restated Certificate of Incorporation to effect the Reverse Stock Split.

PROPOSAL 2: A PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 100,000,000 TO 2,500,000,000

The Board of Directors has unanimously approved and recommends that stockholders approve an amendment to Article IV, Section 1 of the Amended and Restated Certificate of Incorporation, substantially in the form set forth in Annex B to this Proxy Statement, to increase the number of authorized shares of Common Stock from 100,000,000 to 2,500,000,000. The Board of Directors will retain the right to abandon effecting the increase in authorized shares after stockholder approval if it is determined by the Board of Directors, in its sole discretion, that effecting the increase in authorized shares is no longer in the best interests of the Company and its stockholders. If Proposal No. 1 is approved by stockholders, the Board of Directors will not take action to effect this Proposal No. 2. Assuming the resolution is approved by our stockholders, the increase in authorized shares will become effective upon the filing of the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. If Proposal No. 1 is not approved by stockholders, we currently plan to file the Certificate of Incorporation that effects the increase as soon as reasonably practicable after receiving approval from our stockholders at the Special Meeting.

Reasons for the Increase in Authorized Shares

Our Amended and Restated Certificate of Incorporation currently provides for 130,500,000 authorized shares of capital stock, consisting of 30,500,000 authorized share of preferred stock and 100,000,000 authorized shares of Common Stock. As of October 7, 2011, a total of 57,945,477 shares of Common Stock were issued and outstanding, and we held 3,800,200 shares of Common Stock as treasury shares. As of October 7, 2011, we need approximately 563,556,927 shares of Common Stock for issuance pursuant to our outstanding equity plans, existing convertible notes and outstanding warrants.

On October 5, 2011, the Company completed its exchange offer and consent solicitation, in which $178.8 million of new 6.00% Series A convertible senior secured notes due 2017 (the “Series A Notes”), $99.3 million of new 6.00% Series B mandatorily convertible senior secured notes (the “Series B Notes”), and $49.7 million of Common Stock and warrants were exchanged for the $327.8 million of the Company’s existing 4.25% convertible senior notes due 2012 (the “2012 Convertible Notes”) that were validly tendered in the exchange offer. In total, 99.3% of the $330.0 million of 2012 Convertible Notes were validly tendered in the exchange offer. The Series A Notes and the Series B Notes are convertible under certain circumstances into shares of Common Stock or warrants, as the case may be. In addition, the Company issued $225.0 million aggregate principal amount of new 11.00% First-Lien Senior Secured Notes due 2016 (the “First-Lien Secured Notes”) and $100.0 million of Second-Lien Senior Secured Notes due 2016 (the “Second-Lien Secured Notes”). In connection with the exchange offer, the Company agreed to use reasonable best efforts to increase the number of authorized but unissued shares of Common Stock.

The Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock to provide for enough shares to be available for issuance upon conversion or exchange of each of the Company’s 2012 Convertible Notes, the Company’s existing 6.0% Series A Convertible Senior Secured Notes due 2017, 6.0% Series B Mandatorily Convertible Senior Secured Notes and warrants, as well as the reservation of additional shares for other purposes, including financing external and internal growth initiatives or for future grants of options or other equity incentives under stock incentive plans that the Company may adopt in the future. The Board of Directors believes that the new increased level of authorized shares of Common Stock will be adequate to cover corporate needs in the foreseeable future. In the event that additional authorized shares of Common Stock are needed in the future, the stockholders will then be asked to approve an amendment to the Company’s certificate of incorporation then in effect to increase the authorized shares of Common Stock to the level needed at that time.

In addition to the contractual requirement to authorize additional shares for issuance, the Board believes that the adoption of this proposal will enable us to promptly and appropriately respond to business opportunities, such as opportunities to finance acquisitions with Common Stock, to raise additional equity capital or to declare stock splits and stock dividends. Given the number of shares currently available for issuance, we may not be able to effect these business opportunities without first obtaining shareholder approval for an increase in the authorized number of shares of Common Stock. The cost, prior notice requirements and delay involved in obtaining shareholder approval at the time that corporate action may become necessary, could eliminate the opportunity to effect the action or reduce the expected benefits. In addition, the adoption of this proposal will enable the Board to provide management with new or additional stock-based incentives if and when the Board deems such grants to be in the best interests of the stockholders. The Board has no current intention to authorize the issuance of additional shares for such purposes.

Effects of the Amendment to Increase Authorized Shares

The authorization of the additional shares would not, by itself, have any effect on the rights of stockholders. However, holders of Common Stock have no preemptive rights to acquire additional shares of Common Stock, such that the issuance of additional shares could have a dilutive effect on earnings per share and the voting power of existing stockholders at the time of the issuance. The issuance of additional shares, or the perception that additional shares may be issued, may adversely affect the market price of our Common Stock.

The Board does not believe an increase in the number of authorized shares of our Common Stock would significantly affect the ability of a third party to attempt to gain control of us. However, it is possible that an increase in authorized shares could render more difficult under certain circumstances or discourage an attempt by a third party to obtain control of us by allowing the issuance of shares that would dilute the share ownership of a person attempting to obtain control or otherwise make it difficult to obtain any required Stockholder approval for a proposed transaction for control. The Board has no current intention to authorize the issuance of additional shares for such purposes and is not aware of any present attempt to obtain control of us or otherwise accumulate our Common Stock.

The affirmative vote of the holders of a majority of the shares of Common Stock presented or represented by proxy at the Special Meeting, and entitled to vote in respect thereto is required to approve the proposed amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

The Board of Directors recommends a vote “FOR” the proposal to approve the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 2,500,000,000.

PROPOSAL 3: A PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF WARRANTS IN LIEU OF CASH OR REDEMPTION NOTES IN CONSIDERATION FOR “EXCESS SHARES” TO FACILITATE COMPLIANCE WITH THE JONES ACT

General

The Board of Directors has unanimously approved and recommends that stockholders approve an amendment to Article V, Section 1 and Article V, Section 8 to the Amended and Restated Certificate of Incorporation, substantially in the form set forth in Annex C to this Proxy Statement, to authorize the issuance of warrants in lieu of shares of Common Stock in consideration for “Excess Shares” to facilitate compliance with the Jones Act.

Each warrant will initially upon issuance be exercisable at an exercise price of $0.01 per share of Common Stock. One warrant will be issued for each “Excess Share” issued. A draft of the warrant agreement pursuant to which a warrant would be issued (the “Warrant Agreement”) is available as an exhibit to our Current Report filed on Form 8-K dated [•], 2011.

The Board of Directors will retain the right to abandon effecting the proposed amendment if it is determined by the Board of Directors, in its sole discretion, that effecting the proposed amendment is no longer in the best interests of the Company and its stockholders. Assuming the resolution is approved by our stockholders, the proposed amendment will become effective upon the filing of the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. We currently plan to file the Certificate of Incorporation that effects the proposed amendment as soon as reasonably practicable after receiving approval from our stockholders at the Special Meeting.

Background and Reasons for the Authorization to Issue Warrants in Consideration for “Excess Shares”

The U.S. cabotage laws impose certain restrictions on the ownership and operation of vessels in the U.S. coastwise trade (i.e., trade between points in the United States), including the transportation of cargo. These laws are principally contained in 46 U.S.C. § 50501 and 46 U.S.C. Chapter 551 and related regulations and are commonly referred to collectively as the Jones Act. The Jones Act requires, among other things, that at least 75% of the Company’s Common Stock be owned at all times by U.S. citizens (as defined under the Jones Act) in order for the Company to own and operate vessels in the U.S. coastwise trade. In an effort to maintain compliance with this foreign ownership limitation, the Company’s Amended and Restated Certificate of Incorporation provides that non–U.S. citizens may not beneficially own, individually or in the aggregate, more than 19.9% of the outstanding shares of the Company’s Common Stock. The form of Restated Certificate of Incorporation attached hereto as part of Proposal No. 4 will retain this 19.9% foreign ownership limitation. The Company’s Amended and Restated Certificate of Incorporation further provides that any transfer of shares or status change of a beneficial owner of shares that would cause the Company to violate the Jones Act provisions will result in the automatic transfer of such “Excess Shares” (as defined in the Company’s Amended and Restated Certificate of Incorporation) into a certain trust or. in the event that such transfer into the trust would be ineffective, that the Company may redeem such “Excess Shares”, with the redemption price to be paid in cash or by issuing a redemption note.

The Board of Directors proposes to authorize the issuance of warrants in lieu of cash or redemption notes in consideration for “Excess Shares” to provide additional flexibility and an alternative means to ensure that the Company does not violate the foreign ownership provisions of the Jones Act. We believe that stockholder approval of the proposed amendment to authorize the issuance of warrants in consideration for “Excess Shares” will provide the Board an additional redemption tool other than cash or redemption notes while at the same time enhancing the attractiveness of Common Stock as an investment. The issuance of additional Common Stock resulting from the conversion or exercise of warrants may also enhance the liquidity of the Common Stock on any national stock exchange or over-the-counter quotation system the Common Stock may be trading or quoted at such time.

On October 5, 2011, as discussed above, the Company completed its exchange offer and consent solicitation, in which the Company issued the Series A Notes, the Series B Notes, and $49.7 million of Common Stock and warrants in exchange for the $327.8 million of the Company’s 2012 Convertible Notes. As of October 5, 2011, 24,574,375 warrants were issued and outstanding, which were convertible or exchangeable into 24,574,375 shares of Common Stock (prior to the Reverse Stock Split). Any warrants to be issued upon conversion of the Series A Notes and the Series B Notes to those holders who cannot establish to the Company’s reasonable satisfaction that it is a U.S. citizen for the purposes of the Jones Act to the extent such shares of Common Stock would constitute “Excess Shares” if issued will be issued pursuant to the warrant agreement dated October 5, 2011, between the Company and The Bank of New York Mellon Trust Company, N.A., as warrant agent. If, after the effectiveness of this amendment to our Amended and Restated Certificate of Incorporation, additional warrants are issued to the extent shares of Common Stock would constitute “Excess Shares” in accordance with the Restated Certificate of Incorporation, such warrants will be issued pursuant to the Warrant Agreement, between the Company and a warrant agent to be designated at the appropriate time, a form of which was filed as an exhibit to a Current Report on Form 8-K filed by the Company with the SEC on [•], 2011. If this proposal is approved, no further authorization from the stockholders will be solicited prior to the issuance of any warrants in lieu of Common Stock in consideration for “Excess Shares” in accordance with the Restated Certificate of Incorporation.

Description of the Warrants

The following is a summary of the material terms of the Warrant Agreement and warrants and does not purport to be complete. The Company urges you to read the Warrant Agreement, which was filed as an exhibit to a Current Report on Form 8-K filed by the Company with the SEC on [•], 2011, and incorporated by reference to this Proxy Statement, because the Warrant Agreement and warrants, and not this description, define the rights of a holder of the warrants.

Each warrant entitles the holder to purchase one share of Common Stock at a price of $0.01 per share, subject to adjustment as discussed below. All warrants will expire on the 25th anniversary of the Warrant Agreement. The warrants are issued as separate instruments from the Common Stock and are permitted to be transferred independently from the Common Stock. In lieu of payment of the exercise price, a warrant holder will have the right (but not the obligation) to require the Company to convert its warrants, in whole or in part, into shares of Common Stock. Notwithstanding the foregoing, warrant holders will not be permitted to exercise or convert their warrants if and to the extent that the shares of Common Stock issuable upon exercise or conversion would constitute “Excess Shares” (as defined in the Restated Certificate of Incorporation) if they were issued. In addition, a warrant holder who cannot establish to the Company’s reasonable satisfaction that it (or, if not the holder, the person that the holder has designated to receive the Common Stock upon exercise or conversion) is a U.S. citizen for purposes of the Jones Act, will not be permitted to exercise or convert its warrants to the extent the receipt of the Common Stock upon exercise or conversion would cause such person or any person whose ownership position would be aggregated with that of such person to exceed 4.9% of the Company’s outstanding Common Stock.

The exercise price and number of shares of Common Stock issuable on exercise or conversion of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, stock split, stock combination, merger or consolidation. In connection with the Reverse Stock Split, the number of shares of Common Stock issuable on exercise or conversion of the warrants will be adjusted so that the warrantholder shall be entitled to receive upon the exercise or conversion of the warrant the number of shares of Common Stock that the warrantholder would have owned or would have been entitled to receive had the warrant been exercised or converted immediately prior to the Reverse Stock Split.

Warrant holders will not have any rights or privileges of holders of Common Stock, including any voting rights, until they exercise or convert their warrants and receive shares of Common Stock. After the issuance of shares of Common Stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Dilutive Effect

Your ownership and voting interest in the Company may be diluted if the Company issues warrants in lieu of Common Stock in consideration for “Excess Shares” once the warrants are converted or exchanged for Common Stock. The Company cannot state precisely the amount of any such dilution because it does not know at this time what number of shares of Common Stock would be issuable upon exercise or conversion of any such warrants that are ultimately issued. Such dilution could be substantial.

Interests of Certain Persons in the Proposal

The Company does not believe that its officers or directors have interests in the proposed amendment that is different from or greater than those of any other stockholder of the Company.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock presented or represented by proxy at the Special Meeting, and entitled to vote in respect thereto is required to approve the proposed amendment to the Company’s Restated Certificate of Incorporation.

The Board of Directors recommends a vote “FOR” the proposal to approve the amendment to the Company’s Restated Certificate of Incorporation to authorize the issuance of warrants in lieu of cash or redemption notes in consideration for “Excess Shares” to facilitate compliance with the Jones Act.

PROPOSAL 4: A PROPOSAL TO APPROVE THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION

The Board of Directors has unanimously approved and recommends that stockholders approve the Restated Certificate of Incorporation to, among other things, combine into one document all of the provisions of the existing Amended and Restated Certificate of Incorporation, including the proposed amendments that are set forth in this Proxy Statement, which are today contained in numerous documents filed over several years.

The Company’s Amended and Restated Certificate of Incorporation, as amended to date, was originally filed with the Secretary of State of Delaware on May 12, 2004, under the previous name H-Lines Holding Corp. Since then, the Company has filed a number of amendments to the original document resulting in the complete Amended and Restated Certificate of Incorporation, as amended, being contained in numerous documents. Provisions related to the Series A preferred stock of the Company and the Castle Harlan affiliates are no longer applicable because the Series A preferred stock were redeemed in connection with the Company’s initial public offering in September 2005 and the Castle Harlan affiliates are no longer the beneficial owners, in the aggregate, of at least 25% in voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors. In addition because of the volume of documentation that has resulted over time, there may be minor typographical errors and other inconsistencies in the complete Amended and Restated Certificate of Incorporation, as amended. As a result of the foregoing, and because there are additional amendments being considered at this Special Meeting that if adopted will require yet another document to be included among the several other documents comprising the Amended and Restated Certificate of Incorporation, the Board of Directors believes that it is an appropriate time to seek stockholder approval of the Restated Certificate of Incorporation.

The full text of the Restated Certificate of Incorporation is attached to this Proxy Statement as Annex D. The form of Restated Certificate of Incorporation attached hereto has been prepared giving effect to the proposed amendments described above in Proposal No. 1 and Proposal No. 3 being considered for approval at this Special Meeting. The Restated Certificate of Incorporation attached as Annex D does not reflect Proposal No. 2 being considered for approval at this Special Meeting. If Proposal No. 1 is not approved by our stockholders and Proposal No. 2 is approved by our stockholders, we will modify the attached Restated Certificate of Incorporation to reflect the increase in authorized stock of the Company. The final text of the Restated Certificate of Incorporation also is subject to modification to include any changes that may be required by the Secretary of State of Delaware or otherwise advisable to enable the Secretary of State of Delaware to accept and give effect to the filing and the Restated Certificate of Incorporation generally.

The affirmative vote of the holders of a majority of the shares of Common Stock presented or represented by proxy at the Special Meeting, and entitled to vote in respect thereto is required to approve the propose amendment to the Company’s Restated Certificate of Incorporation.

The Board of Directors recommends a vote “FOR” the proposal to approve the Restated Certificate of Incorporation.

OTHER MATTERS

Our Board of Directors does not know of any other matters that may come before the Special Meeting. However, if any other matters are properly presented to the Special Meeting, then, to the extent permitted by applicable law, the persons named as proxies may vote, or otherwise act, in accordance with their judgment on such matters.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Proxy Statement may contain forward-looking statements with respect to the financial condition, results of operation, plans, objectives, future performance and business of the Company and its subsidiaries. Statements preceded by, followed by or that include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believes” or similar expressions are intended to identify some of the forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are included, along with this statement, for purposes of complying with the safe harbor provisions of that Act. These forward-looking statements involve risks and uncertainties and include, without limitation: statements regarding the future trading price, marketability or liquidity of the Common Stock; statements regarding the expected or potential benefits of the Reverse Stock Split and the increase in the authorized shares of Common Stock; and our ability to implement the Reverse Stock Split and the increase in the authorized shares of Common Stock.

Actual results may differ materially from those contemplated by the forward-looking statements in this Proxy Statement due to, among others, the risks and uncertainties described in Part I, Item 1A under the caption “Risk Factors” of our Annual Report on Form 10-K for the year ended December 26, 2010. These forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update publicly or revise any forward-looking statements for any reason, whether as a result of new information, future events or otherwise, except as required by federal securities law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on filings with the SEC and other information, we believe that, as of the dates set forth below, the following stockholders beneficially owned more than 5% of our Common Stock:

Name and Address of Beneficial Owner	Shares of Common Stock	Percentage of Total Common Stock(1)
Janus Capital Management(2)	2,987,160	5.2%

(1)	Based on the number of shares of our Common Stock owned by each stockholder as set forth above and 57,945,477 shares of our Common Stock outstanding as of October 7, 2011. Includes 1,358,787 shares for which certain current or former employees have the right to acquire beneficial ownership, as of October 7, 2011, or within 60 days thereafter, pursuant to the exercise of stock options.
(2)	Based solely on the accumulated shares shown on the Form 13F filed by Janus Capital Management LLC and Janus Venture Fund on August 15, 2011. As a result of its role as an investment advisor or sub-advisor to certain managed portfolios, Janus Capital Management LLC may be deemed to be the beneficial owner of 2,987,160 shares.

The following table sets forth, as of October 7, 2011, certain information with respect to our Common Stock owned beneficially by (1) each Director, (2) each of our named executive officers, and (3) all executive officers and Directors as a group. To our knowledge, each of the beneficial holders listed below has sole voting and investment power as to the shares owned by such holder, unless otherwise noted.

Name of Beneficial Owner	Shares of Common Stock(1)	Percentage of Total Common Stock(2)
Stephen H. Fraser	42,091	*
Charles G. Raymond(3)	903,296	1.6%
Michael T. Avara	119,801	*
John V. Keenan(4)	516,119	*
Brian W. Taylor	411,345	*
Robert S. Zuckerman	78,337	*
James G. Cameron	42,070	*
Alex J. Mandl	37,359	*
Norman Y. Mineta	34,109	*
Admiral Vern Clark U.S.N. (ret.)	32,806	*
William J. Flynn	61,976	*
Thomas P. Storrs	37,359	*
Bobby J. Griffin	41,210	*
All Directors and executive officers (as a group fourteen people)	2,838,570	4.1%

*	Denotes beneficial ownership of less than 1 % of our Common Stock.
(1)	Includes shares for which the following persons have the right to acquire beneficial ownership, as of October 7, 2011, or within 60 days thereafter, pursuant to the exercise of stock options: (i) Mr. Raymond — 284,425 shares; (ii) Mr. Avara — 45,525 shares; (iii) Mr. Keenan — 144,675 shares; (iv) Mr. Taylor — 118,925 shares; (v) Mr. Zuckerman — 37,525 shares; and (vi) and all executive officers and Directors as a group — 631,075 shares.
(2)	Based on the number of shares of our Common Stock owned by each stockholder as set forth above and 57,945,477 shares of our Common Stock outstanding as of October 7, 2011. Includes 1,358,787 shares for which certain current or former employees have the right to acquire beneficial ownership, as of October 7, 2011, or within 60 days thereafter, pursuant to the exercise of stock options.
(3)	Mr. Raymond retired from the Company on March 11, 2011.
(4)	Mr. Keenan was granted a leave of absence in March 2011.

COMMUNICATIONS WITH STOCKHOLDERS

Stockholders and interested parties who wish to send communications to our Board, any individual Director, our Non-Executive Chairman, or our other independent Directors or non-management Directors as a group, may do so by addressing their correspondence to the appropriate party, c/o Corporate Secretary, 4064 Colony Road, Suite 200, Charlotte, North Carolina 28211. Depending upon the subject matter of the communication, our Corporate Secretary will, as appropriate:

•	forward the communication to the Director or Directors to whom it is addressed;

•	attempt to handle the inquiry directly where it contains a request for information about the Company; or

•	decline to forward the communication if it is primarily commercial in nature or if it relates to an inappropriate subject matter.

Stockholder complaints or concerns relating to financial and accounting methods, internal accounting controls or auditing matters should be sent to the attention of the Chairman of the Audit Committee, Thomas Storrs, c/o Corporate Secretary. All stockholder communications will be periodically summarized for our Board and each letter will be made available to any Director upon request.

STOCKHOLDER PROPOSALS FOR INCLUSION IN THE 2012 PROXY STATEMENT

We currently expect to hold our 2012 Annual Meeting of Stockholders in June 2012. In order to be eligible for inclusion in the Proxy Statement for the 2012 Annual Meeting of Stockholders, a stockholder proposal must be received by the Company’s Corporate Secretary at the Company’s principal executive offices at 4064 Colony Road, Suite 200, Charlotte, North Carolina 28211 no later than December 11, 2011 (the date that is 120 days before the first anniversary of the date of mailing the Proxy Statement for the 2011 Annual Meeting). Rule 14a-8, as prescribed by the SEC pursuant to the Securities Exchange Act of 1934, sets forth further procedures that a stockholder must follow for a proposal to be considered for inclusion as well as those circumstances under which a proposal may be excluded.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2012 ANNUAL MEETING

Should a stockholder desire to nominate a candidate for director or propose any other business at the 2012 Annual Meeting outside of the process outlined above for inclusion of such nomination or proposal in the Proxy Statement, such stockholder must give us timely written notice. This notice must comply with applicable laws and our bylaws. Copies of our Amended and Restated Bylaws are available to stockholders free of charge on request to our Corporate Secretary at our principal executive offices, 4064 Colony Road, Suite 200, Charlotte, North Carolina 28211. They are also available on our website at http://www.horizonlines.com.

To be timely, notice shall be delivered to our Secretary not less than 90 days nor more than 120 days prior to the date which is the first anniversary of the date on which the Company first mailed its proxy materials for the 2011 Annual Meeting; provided, that, in the event the date of the 2012 Annual Meeting is more than 30 days before or after the anniversary date of the 2012 Annual Meeting, notice by the stockholder must be delivered no earlier than 120 days before the 2012 Annual Meeting and not later than the close of business on the date that is the later of (i) 90 days before the 2011 Annual Meeting or (ii) 10 days following the day on which we make public announcement of the date of such meeting. The public announcement of an adjournment or postponement of an Annual Meeting of Stockholders shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. These SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov and our website at www.horizonlines.com. Any information contained on our website is not incorporated by reference into this Proxy Statement. You may also read and copy any document we file with the SEC at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.

ANNEX A

PROPOSED AMENDMENT TO THE

RESTATED CERTIFICATE OF INCORPORATION

Article IV, Section 1 of the Restated Certificate will be amended by adding the following as a new paragraph at the end of Article IV, Section 1:

Simultaneously with the effective date of this restated certificate of incorporation, (the “Effective Time”), each twenty-five (25) shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall, automatically and without any action on the part of the holder thereof, be reclassified as and changed, pursuant to a reverse stock split (the “Reverse Split”), into one (1) share of the Corporation’s outstanding Common Stock, par value $0.01 per share (the “New Common Stock”), subject to the treatment of fractional interests as described below. Each holder of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Old Common Stock (the “Old Certificates”), shall be entitled to receive, upon surrender of such Old Certificates to the Corporation’s transfer agent for cancellation, a certificate or certificates (the “New Certificates”) representing the number of whole shares of the New Common Stock into and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall thereupon be deemed for all corporate purposes to evidence ownership of New Common Stock in the appropriately reduced whole number of shares. No certificates or scrip representing fractional interests in New Common Stock will be issued, and no such fractional interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Corporation. In lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such holder), the holder will receive cash, without interest, equal to the fair value of one share of Common Stock multiplied by such fraction. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation’s transfer agent determines that a holder of Old Certificates has not surrendered all his, her or its certificates for exchange, the transfer agent shall carry forward any fractional interest until all certificates of that holder have been presented for exchange such that any New Common Stock issued for fractional shares to any one holder shall not exceed the one share. If any New Certificate is to be issued in a name other than that in which it was issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the stock transfer tax stamps to the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that such taxes are not payable. From and after the Effective Time, the amount of capital shall be represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified, until thereafter reduced or increased in accordance with applicable law. All references elsewhere in the Restated Certificate of Incorporation, as may be amended from time to time, to the “Common Stock” shall, after the Effective Time, refer to the “New Common Stock.”“

A-1

ANNEX B

PROPOSED AMENDMENT TO THE

RESTATED CERTIFICATE OF INCORPORATION

Article IV, Section 1 of the Restated Certificate of Incorporation will be amended by deleting the first paragraph of Article IV, Section 1 in its entirety and replacing such paragraph with the following text:

“1. Authorized Capital Stock. The amount of the total authorized capital stock of the Corporation shall be 2,530,500,000 shares, comprised of: (i) 30,500,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), shall be available for designation in one or more series pursuant to Section 2(a) of this Article IV, and (ii) 2,500,000,000 shares of Common Stock, par value $0.01 per share.”

B-1

ANNEX C

PROPOSED AMENDMENT TO THE

RESTATED CERTIFICATE OF INCORPORATION

Article V, Section 1 of the Restated Certificate of Incorporation will be amended by adding the following definition:

“(dd) “Warrant” shall mean the right to purchase a share of Common Stock governed by the terms of the Warrant Agreement, dated October 5, 2011, between the Company and The Bank of New York Mellon Trust Company, N.A., as warrant agent, as amended from time to time.”

Article V, Section 8 of the Restated Certificate of Incorporation will be amended by deleting Article V, Section 8 in its entirety and replacing Article V, Section 8 with the following text (additions are marked in bold and deletions are marked with a line through the deleted text):

“8. Redemption.

(a) If the automatic transfer of an Excess Share into a Trust pursuant to Section 6(a) of this Article V, together with any other automatic transfers of Excess Shares into Trusts pursuant to Section 6(a) of this Article V, would not be effective, for any reason whatsoever ~~(whether in the~~, including a determination ~~of~~ by the Corporation ~~or otherwise)~~ that it is not effective, to prevent the beneficial ownership by Non-U.S. Citizens of shares of the class or series of capital stock of the Corporation of which such Excess Share is a part from exceeding the Permitted Percentage for such class or series, then, in lieu of such automatic transfer into such Trust, the Corporation, by action of the Board of Directors or by a committee of the Board of Directors, in its sole discretion, shall have the power to redeem, unless such redemption is not permitted under the DGCL or other provisions of applicable law, such Excess Share, provided that the Corporation shall not have any obligation under this Section 8 to redeem any one or more Excess Shares.

(b) Until such time as any Excess Shares subject to redemption by the Corporation pursuant to this Section 8 are so redeemed by the Corporation at its option and beginning on the first Excess Share Date for the classes or series of the Corporation’s capital stock of which such Excess Shares are a part,

(i) the holders of such Excess Shares subject to redemption shall (so long as such excess exists) not be entitled to any voting rights with respect to such Excess Shares, and

(ii) the Corporation shall (so long as such Excess Shares exist) pay into an escrow account dividends and any other distributions (upon liquidation or otherwise) in respect of such Excess Shares.

Full voting rights shall be restored to any shares of a class or series of capital stock of the Corporation that were previously deemed to be Excess Shares, and any dividends or distributions with respect thereto that have been previously paid into an escrow account shall be due and paid solely to the holders of record of such shares, promptly after such time as, and to the extent that, such shares have ceased to be Excess Shares (including as a result of the sale of such shares to a U.S. Citizen prior to the issuance of a Redemption Notice pursuant to Section 8(c)(iii) of this Article V), provided that such shares have not been already redeemed by the Corporation at its option pursuant to this Section 8.

(c) The terms and conditions of redemptions by the Corporation of Excess Shares of any class or series of the Corporation’s capital stock under this Section 8 shall be as follows:

(i) the per share redemption price (the “Redemption Price”) to be paid for each Excess Share may be made, as determined by the Board of Directors or a committee of the board of Directors in its sole discretion, (i) in cash (by wire transfer or bank or cashier’s check), (ii) by the issuance of Redemption Notes, or (iii) by the issuance of Warrants by issuing one Warrant for each Excess Share;

(ii) in the case of the Redemption Price being paid in cash or by the issuance of Redemption Notes, the Redemption Price shall be the sum of (A) the Fair Market Value of such Excess Share as of the date of redemption of such Excess Share plus (B) an amount equal to the amount of any dividend or any other distribution (upon liquidation or otherwise) declared in respect of such Excess Share prior to the date on which such Excess Share is called for redemption and which amount has been paid into an escrow account by the Corporation pursuant to Section 8(b) of this Article V;

~~(ii) the Redemption Price shall be paid in cash (by wire transfer or bank or cashier’s check) or by the issuance of Redemption Notes, as determined by the Board of Directors in its sole discretion;~~

(iii) written notice of the date on which the Excess Shares shall be redeemed (the “Redemption Date”), together with a letter of transmittal to accompany certificates, if any, representing the Excess Shares that are surrendered for redemption ~~(if any)~~, shall be given either by hand delivery or by overnight courier service or by first-class mail, postage prepaid, to each holder of record of the Excess Shares to be redeemed, at such holder’s last known address as the same appears on the stock register of the Corporation (unless such notice is waived in writing by any such holders) (the “Redemption Notice”);

(iv) the Redemption Date (for purposes of determining right, title and interest in and to the Excess Shares to be redeemed) shall be the later of (A) the date specified in the Redemption Notice sent to the record holders of the Excess Shares (which shall not be earlier than the date of such notice), and (B) the date on which the Corporation shall have irrevocably deposited or set aside a sum sufficient to pay the Redemption Price to such record holders or the date on which the Corporation shall have paid the Redemption Price (including, without limitation, the delivery of any applicable Redemption Notes or Warrants) to such record holders;

(v) each Redemption Notice to each holder of record of the Excess Shares to be redeemed shall specify (A) the Redemption Date (as determined pursuant to Section 8(c)(iv) of this Article V)), (B) the number and the class or series of shares of capital stock to be redeemed from such holder as Excess Shares (and, to the extent such Excess Shares are certificated, the certificate number(s) representing such Excess Shares), (C) the Redemption Price and the manner of payment thereof, (D) the place where certificates for such Excess Shares (if such Excess Shares are certificated) are to be surrendered for cancellation against the simultaneous payment of the Redemption Price, (E) any instructions as to the endorsement or assignment for transfer of such certificates (if any) and the completion of the accompanying letter of transmittal, and (F) the fact that all right, title and interest in respect of the Excess Shares to be redeemed (including, without limitation, voting, dividend and distribution rights) shall cease and terminate on the Redemption Date, except for the right to receive the Redemption Price, without interest;

(vi) if a Redemption Notice has been duly sent to the record holders of the Excess Shares to be redeemed and the Corporation has irrevocably deposited or set aside cash consideration sufficient to pay the Redemption Price to such record holders of such Excess Shares, then dividends shall cease to accrue on all such Excess Shares to be redeemed, all such Excess Shares shall no longer be deemed outstanding and all right, title and interest in respect of such Excess Shares shall forthwith cease and terminate, except only the right of the record holders thereof to receive the Redemption Price, without interest;

(vii) without limiting clause (vi) above, on and after the Redemption Date, all right, title and interest in respect of the Excess Shares to be redeemed by the Corporation (including, without limitation, voting and dividend and distribution rights) shall forthwith cease and terminate, such Excess Shares shall no longer be deemed to be outstanding shares for the purpose of voting or determining the total number of shares entitled to vote on any matter properly brought before the stockholders for a vote thereon (and, except as otherwise provided in the applicable Directors’ Resolution (if any) or Section 2(c) of Article IV, may be either retired or held by the Corporation as treasury stock), and the holders of record of such Excess Shares shall thereafter be entitled only to receive the Redemption Price, without interest; and

(viii) upon surrender of the certificates (if any) for any Excess Shares so redeemed in accordance with the requirements of the Redemption Notice and the accompanying letter of transmittal (and otherwise in proper from for transfer as specified in the Redemption Notice) the holder of record of such Excess Shares shall be entitled to payment of the Redemption Price. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate (or certificates), to the extent such shares were certificated, shall be issued representing the shares not redeemed, without cost to the holder of record.”

ANNEX D

~~AMENDED AND~~ RESTATED

CERTIFICATE OF INCORPORATION

OF

HORIZON LINES, INC.

ARTICLE I

NAME

The name of the corporation is Horizon Lines, Inc. (the “Corporation’).

ARTICLE II

ADDRESS

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, 19801. The Corporation Trust Company is the Corporation’s registered agent at that address.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended or supplemented from time to time (the “DGCL”).

ARTICLE IV

CAPITALIZATION

1. Authorized Capital Stock . The amount of the total authorized capital stock of the Corporation shall be 130,500,000 shares, comprised of: (i) 30,500,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”)~~, of which (A) 18,000,000 shares are designated as Series A Redeemable Preferred Stock (the “Series A Preferred Stock”) and (B) 12,500,000 shares~~ shall be available for designation in one or more series pursuant to Section 2(a) of this Article IV; and (ii) 100,000,000 shares of Common Stock, par value $.010.01 per share.

Simultaneously with the effective date of this restated certificate of incorporation, (the “Effective Time”), each twenty-five (25) shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall, automatically and without any action on the part of the holder thereof, be reclassified as and changed, pursuant to a reverse stock split (the “Reverse Split”), into one (1) share of the Corporation’s outstanding Common Stock, par value $0.01 per share (the “New Common Stock”), subject to the treatment of fractional interests as described below. Each holder of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Old Common Stock (the “Old Certificates”), shall be entitled to receive, upon surrender of such Old Certificates to the Corporation’s transfer agent for cancellation, a certificate or certificates (the “New Certificates”) representing the number of whole shares of the New Common Stock into and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall thereupon be deemed for all corporate purposes to evidence ownership of New Common Stock in the appropriately reduced whole number of shares. No certificates or scrip representing fractional interests in New Common Stock will be issued, and no such fractional interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Corporation. In lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such holder), the holder will receive cash, without interest, equal to the fair value of one share of Common Stock multiplied by such fraction. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation’s transfer agent determines that a holder of Old Certificates has not surrendered all his, her or its certificates for exchange, the transfer agent shall carry forward any fractional interest until all certificates of that holder have been presented for exchange such that any New Common Stock issued for fractional shares to any one holder shall not exceed the one share. If any New Certificate is to be issued in a name other than that in which it was issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the stock transfer tax stamps to the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that such taxes are not payable. From and after the Effective Time, the amount of capital shall be represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified, until thereafter reduced or increased in accordance with applicable law. All references elsewhere in the Restated Certificate of Incorporation, as may be amended from time to time, to the “Common Stock” shall, after the Effective Time, refer to the “New Common Stock.”

2. Preferred Stock

(a) Designation. The Preferred Stock may be issued from time to time in one or more series and in such amounts as provided herein or as may be determined by the Board of Directors of the Corporation (the “Board of Directors”). Subject to the provisions of Article V hereof, the voting powers, designations, preferences and relative, participating, optional or other special rights, if any, or the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock of each series shall be as such are fixed herein or by the Board of Directors, authority to do so being hereby expressly granted, and, if fixed by the Board of Directors, as are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock (each, a “Directors’ Resolution”). The Directors’ Resolution as to any series shall (i) designate the series and the number of shares comprising the series, (ii) fix the dividend rate, if any, of such series, the payment dates for dividends on shares of such series and the date or dates, or the method of determining the date or dates, if any, from which dividends on shares of such series shall be or shall not be cumulative, (iii) fix the amount or amounts payable on shares of such series upon voluntary or involuntary liquidation, dissolution, or winding up, and (iv) state the price or prices or rate or rates, and adjustments thereof, if any, at which, and the time or times and the terms and conditions on which, shares of such series may be redeemed at the option of the Corporation. Such Directors’ Resolution may also (i) provide for a sinking fund for the purpose of redemption of shares of such series and determine the terms and conditions governing the operations of any such fund, (ii) establish voting rights, if any, of shares of such series, (iii) impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional preferred stock or other stock ranking on a parity therewith, or senior thereto, with respect to dividends or distributions of assets upon liquidation, dissolution or winding up, (iv) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisitions of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distributions of assets upon liquidation, dissolution or winding up, (v) state the price or prices or the rate or rates of exchange and other terms, conditions and adjustments upon which shares of any such series may be made convertible into, or exchangeable for shares of any other class or classes or of any other series of Preferred Stock or any other class or classes of stock, and (vi) grant such other special rights and impose such qualifications, limitations or restrictions thereon as shall be fixed by the Board of Directors

(c) Reacquired Shares. Any shares of Preferred Stock ~~(other than shares of Series A Preferred Stock)~~ purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by Directors’ Resolution, subject to any conditions and restrictions on issuance set forth herein. ~~Shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof and shall upon their retirement become authorized but unissued shares of Series A Preferred Stock.~~

~~(d) Series A Preferred Stock.~~

~~(i) Dividends. No dividends shall accrue on the Series A Preferred Stock. Dividends on the Series A Preferred Stock shall be payable only when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor.~~

~~(ii) Voting Rights. The holders of the Series A Preferred Stock shall not be entitled to any notice of stockholders’ meetings or to vote upon the election of directors or upon any other question, except where such notice or right to vote is expressly required by applicable law.~~

~~(iii) Certain Restrictions. So long as any share of Series A Preferred Stock shall be issued and outstanding, except for dividends or distributions of shares of Common Stock on shares of Common Stock, the Corporation shall not declare, pay or set aside for payment, any dividends on, or make any other distributions with respect to, any shares of Common Stock or other shares of stock of the Corporation ranking junior to the Series A Preferred Stock with respect to the payment of dividends or the making of any other distributions.~~

~~(iv) Redemption. The Corporation, at the option of the Board of Directors, may redeem the whole or, from time to time, any part of the outstanding shares of the Series A Preferred Stock by paying in cash for any such share the sum of the Original Series A Issue Price (as defined herein), plus an amount equal to any declared but unpaid dividends on such share, such sum being hereinafter referred to as the “Series A Redemption Price.” At least five days’ prior written notice shall be given to holders of record of outstanding shares of Series A Preferred Stock to be redeemed. On the date fixed for redemption and stated in such notice, each holder of Series A Preferred Stock called for redemption shall surrender his certificate for such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Series A Redemption Price. If less than all of the Series A Preferred Stock represented by any such surrendered certificate is so redeemed, a new certificate shall be issued representing the unredeemed Series A Preferred Stock. At any time after giving notice of redemption of all or any part of the Series A Preferred Stock, the Corporation may deposit with a bank or trust company, as a trust fund for the benefit of the holders of the Series A Preferred Stock called for redemption, an amount in cash sufficient to pay the redemption of such Series A Preferred Stock. After the making of such deposit, such Series A Preferred Stock shall not be deemed to be outstanding for any purpose and the rights of the holders thereof shall be limited to the right to receive payment of the redemption price from such fund upon surrender of the certificates. Subject to the provisions thereof, the Board of Directors shall have the authority to prescribe the manner in which all or part of the outstanding shares of Series A Preferred Stock shall be redeemed; provided that any such redemption will be pro rata among all holders of outstanding shares of Series A Preferred Stock in accordance with the number of shares of Series A Preferred Stock held by each such holder.~~

~~(v) Liquidation, Dissolution or Winding Up.~~

~~(A) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets and funds of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of the then-outstanding shares of any other class or series of stock of the Corporation ranking senior to the Series A Preferred Stock upon such liquidation, dissolution or winding-up (such stock, “Senior Stock”), but before any payment shall be made to the holders of shares of Common Stock or any other stock of the Corporation ranking junior to the Series A~~

~~Preferred Stock upon such liquidation, dissolution or winding up (such stock, “Junior Stock”), for each of their outstanding shares of Series A Preferred Stock, an amount in cash equal to the sum of the Original Series A Issue Price, plus an amount equal to any declared but unpaid dividends on such share. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets and funds of the Corporation available for the distribution to its stockholders after payment in full of amounts required to be paid or distributed to holders of Senior Stock shall be insufficient to pay the holders of shares of Series A Preferred Stock and the holders of shares of capital stock of the Corporation ranking on a parity with the Series A Preferred Stock upon such liquidation, dissolution or winding up (such stock, “Parity Stock”) the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and shares of Parity Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation available for distribution to its stockholders in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.~~

~~(B) Neither the consolidation or merger of the Corporation with or into any other Person (as defined herein) nor the sale or other distribution to another Person of all or substantially all the assets of the Corporation, in each case when permitted by this Certificate of Incorporation (together with any certificates of designation, correction or amendment filed with the Secretary of State of the State of Delaware pursuant to the terms hereof, this “Certificate”), shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of Section 2(d)(v)(A) of this Article IV.~~

~~(vi) Certain Definitions. For purposes of this Certificate, (x) the term “Person” shall mean any individual, corporation, trust, partnership, limited liability company, joint venture, association, joint stock company, unincorporated organization, government or any agency or political subdivision thereof, or any other entity; and (y) the term “Original Series A Issue Price” shall mean $10.00, subject to proportionate reduction in the event of any subdivision (by stock split, reclassification, stock dividend or otherwise), and proportionate increase in the event of any combination into a smaller number of shares (by reverse stock split, reclassification or otherwise), of the Series A Preferred Stock after the effective date of this Certificate.~~

3. Common Stock

(a) Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to any prior or superior right of the holders of any shares of any one or more class or series of stock of the Corporation then outstanding to participate in the distribution of assets or funds of the Corporation upon such liquidation, dissolution or winding up, the holders of the shares of Common Stock shall be entitled to receive all of the assets and funds the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares held by such holders.

(b) Voting Rights. Subject to the provisions of Article V hereof, each holder of record of Common Stock shall have one vote for each share of Common Stock that is outstanding in his, her or its name on the books of the Corporation on all matters on which such share is entitled to vote. Except as otherwise required by applicable law, holders of record of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate or the DGCL.

ARTICLE V

RESTRICTIONS ON TRANSFER

1. Certain Definitions . For purposes of this Article V, the following terms shall have the meanings specified below:

(a) A Person shall be deemed to be the “beneficial owner” of, or to “beneficially own “, or to have “beneficial ownership” of, shares or interests in an entity to the extent such Person would be deemed to be the “beneficial owner” thereof pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such rule may be amended or supplemented from time to time, and any successor rule to such rule, and such terms shall apply to and include the holder of record of any such shares or interests.

(b) “Charitable Beneficiary” shall mean, with respect to a Trust, one or more nonprofit organizations designated by the Corporation from time to time by written notice to the Trustee of such Trust to be the beneficiaries of the interest in such Trust, provided that each such organization (i) must be a U.S. Citizen, (ii) must be described in Section 501(c)(3) of the Code, and (iii) contributions to each such organization must be eligible for deduction under each of Sections 170 (b)(1)(A), 2055 and 2522 of the Code.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended, any successor statutes thereto, and the regulations promulgated thereunder, in each case as amended or supplemented from time to time.

(d) “Deemed Original Issuance Price” shall have the meaning ascribed to such term in Section 7(c) of this Article V.

(e) “Disqualified Person” shall have the meaning ascribed to such term in Section 6(a) of this Article V.

(f) “Disqualified Recipient” shall have the meaning ascribed to such term in Section 6(a) of this Article V.

(g) “Excess Shares” shall have the meaning ascribed to such term in Section 5 of this Article V.

(h) “Excess Share Date” shall have the meaning ascribed to such term in Section 5 of this Article V.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended or supplemented from time to time.

(j) “Fair Market Value” of one share of a particular class or series of the capital stock of the Corporation as of any date shall mean the average of the daily Market Price (as defined herein) of one share of such capital stock for the 20 consecutive Trading Days (as defined herein) immediately preceding such date, or, if such capital stock is not listed or admitted for unlisted trading privileges on any National Securities Exchange, the fair value of a share of such class or series of capital stock on such date as determined in good faith by the Board of Directors.

(k) “Maritime Laws” shall mean collectively ~~the Merchant Marine Act, 1920, as amended, the Shipping Act, 1916, as amended,~~46 U.S.C. § 50501(a), (b) and (d) and 46 U.S.C. § 55102 and any successor statutes thereto, and the regulations promulgated thereunder by the U.S. Coast Guard and the U.S. Maritime Administration, in each case as amended or supplemented from time to time.

(l) The “Market Price” of a share of a class or series of capital stock of the Corporation for a particular day shall mean: (A) the last reported sales price, regular way, on such day, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, on such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted for unlisted trading privileges on the principal National Securities Exchange on which such class or series of capital stock is then listed or admitted for unlisted trading privileges; or (B) if such class or series of capital stock is not then listed or admitted for unlisted trading privileges on any National Securities Exchange, the last quoted price on such day, or, if not so quoted, the average of the closing bid and asked prices on such day in the over-the-counter market, as reported by The Nasdaq Stock Market or such other system then in use; or (C) if on any such day such class or series of capital stock is not quoted by any such organization, the average of the bid and asked prices on such day as furnished by a professional market maker making a market in such capital stock selected by the Corporation; or (D) if on any such day no market maker is making a market in such capital stock, the fair value of a share of such class or series of capital stock on such day as determined in good faith by the Board of Directors (or a duly authorized committee thereof).

(m) “National Securities Exchange” shall mean an exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act, as such section may be amended or supplemented from time to time, and any successor to such statute, or The Nasdaq Stock Market or any successor thereto.

(n) “Non-U.S. Citizen” shall mean any Person other than a U.S. Citizen.

(o) “Permitted Percentage” shall mean, with respect to any class or series of capital stock of the Corporation, the lesser of (i) 19.9% of the shares of such class or series of capital stock of the Corporation from time to time issued and outstanding, and (ii) 80% of the maximum percentage of the issued and outstanding shares of such class or series of capital stock of the Corporation permitted to be beneficially owned, individually or in the aggregate, by Non-U.S. Citizens under the Maritime Laws so that the Corporation does not cease to be qualified under the Maritime Laws to own and operate vessels in the coastwise trade of the United States.

(p) “Proposed Transfer” shall have the meaning ascribed to such term in Section 6(a) of this Article V.

(q) “Proposed Transfer Price” shall have the meaning ascribed to such term in Section 7(c) of this Article V.

(r) “Proposed Transferee” shall have the meaning ascribed to such term in Section 6(a) of this Article V.

(s) “Redemption Date” shall have the meaning ascribed to such term in Section 8(c)(iii) of this Article V.

(t) “Redemption Notes” shall mean interest-bearing promissory notes of the Corporation with a maturity of not more than 10 years from the date of issue and bearing interest at a fixed rate equal to the yield on the U.S. Treasury Note having a maturity comparable to the term of such promissory notes as published in The Wall Street Journal or comparable publication at the time of the issuance of the promissory notes.

(u) “Redemption Notice” shall have the meaning ascribed to such term in Section 8(c)(iii) of this Article V.

(v) “Redemption Price” shall have the meaning ascribed to such term in Section 8(c)(i) of this Article V.

(w) “Restricted Person” shall have the meaning ascribed to such term in Section 6(a) of this Article V.

(x) “Status Change” shall have the meaning ascribed to such term in Section 6(a) of this Article V.

(y) “Status Change Price” shall have the meaning ascribed to such term in Section 7(c) of this Article V.

(z) “Trading Day” shall mean a day on which the principal National Securities Exchange on which shares of any class or series of the capital stock of the Corporation are listed is open for the transaction of business or, if such capital stock is not listed or admitted for unlisted trading privileges on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

(aa) “Trust” shall have the meaning ascribed to such term in Section 6(a) of this Article V.

(bb) “Trustee” shall have the meaning ascribed to such term in Section 6(a) of this Article V.

(cc) “U.S. Citizen” shall mean a citizen of the United States within the meaning of the Maritime Laws (as defined herein) for purposes of U.S. coastwise trade.

(dd) “Warrant” shall mean the right to purchase one share of Common Stock at an exercise price of $0.01 per share of Common Stock governed by the terms of the warrant agreement by and between the Corporation and a warrant agent, dated as of the date the Effective Time occurs, as may be amended from time to time.

2. Maritime Laws . It is the policy of the Corporation that Non-U.S. Citizens should beneficially own, individually or in the aggregate, no more than the Permitted Percentage of each class or series of the capital stock of the Corporation. To help ensure that at no time Non-U.S. Citizens, individually or in the aggregate, become the beneficial owners of more than the Permitted Percentage of the issued and outstanding shares of any class or series of capital stock of the Corporation, and to enable the Corporation to comply with any requirement that it be, and submit any proof that it is, a U.S. Citizen ~~as required by~~under any applicable law or ~~by~~under any contract with the United States government (or any agency thereof), the Corporation shall have the power to take the actions prescribed in Sections 3 through 10 of this Article V. The provisions of this Article V are intended to assure that the Corporation continues to qualify as a U.S. Citizen under the Maritime Laws so that the Corporation does not cease to be qualified under the Maritime Laws to own and operate vessels in the coastwise trade of the United States. The Board of Directors (or any duly authorized committee thereof) is specifically authorized to make all determinations in accordance with applicable law and this Certificate to implement the provisions of this Article V.

3. Stock Certificates

(a) To implement the policy set forth in Section 2 of this Article V, the Corporation may institute a dual stock certificate system such that: (i) each certificate representing shares of each class or series of capital stock of the Corporation that are beneficially owned by a U.S. Citizen shall be marked “U.S. Citizen” and each certificate representing shares of each class or series of capital stock of the Corporation that are beneficially owned by a Non-U.S. Citizen shall be marked “Non-U.S. Citizen”, but with all such certificates to be identical in all other respects and to comply with all provisions of the laws of the State of Delaware; (ii) an application to transfer shares shall be set forth on the back of each certificate, in which a Person seeking to take title to the shares represented by such certificate shall apply to the Corporation to transfer the number of shares indicated therein and shall certify as to its citizenship and the citizenship of any beneficial owner for whom or for whose account such Person will hold such shares; and (iii) the stock transfer records of the Corporation may be maintained in such manner as to enable the percentages of the shares of each class or series of the Corporation’s capital stock that are beneficially owned by U.S. Citizens and by Non-U.S. Citizens to be confirmed. The Board of Directors (or any duly authorized committee thereof) is authorized to take such other ministerial actions or make such interpretations of this Certificate as it may deem necessary or advisable in order to implement a dual stock certificate system consistent with the policy set forth in Section 2 of this Article V and to ensure compliance with such system and such policy.

(b) A statement shall be set forth on the face or back of each certificate representing shares of each class or series of capital stock of the Corporation to the effect that: (i) such shares and the beneficial ownership thereof are subject to restrictions on transfer set forth in the Certificate; and (ii) the Corporation will furnish without charge to each stockholder of the Corporation who so requests a copy of the Certificate.

4. Transfers

(a) Any purported transfer of beneficial ownership of any shares of any class or series of capital stock of the Corporation (excluding, for the avoidance of doubt, the original issuance of such shares by the Corporation), the effect of which would be to cause one or more Non-U.S. Citizens in the aggregate to beneficially own shares of any class or series of capital stock of the Corporation in excess of the Permitted Percentage for such class or series, shall be void and ineffective, and, to the extent that the Corporation knows of such purported transfer, neither the Corporation nor its transfer agent (if any) shall register such purported transfer on the stock transfer records of the Corporation and neither the Corporation nor its transfer agent (if any) shall recognize the purported transferee thereof as a stockholder of the Corporation for any purpose whatsoever except to the extent necessary to effect any remedy available to the Corporation under this Article V. In no event shall any such registration or recognition make such purported transfer effective unless the Board of Directors shall have expressly and specifically authorized the same.

(b) A citizenship certification, and such other documentation under Section 10 of this Article V, may be required by the Corporation or its transfer agent (if any) from all transferees (and from any recipient upon original issuance) of shares of capital stock of the Corporation and, if such transferee (or recipient) is acting as a fiduciary or nominee for a beneficial owner, with respect to such beneficial owner, and registration of transfer (or the closing of such original issue) shall be denied upon refusal to furnish such certificate.

5. Excess Shares . If on any date (including, without limitation, any record date) (each, an “Excess Share Date”) the number of shares of a class or series of capital stock of the Corporation beneficially owned by Non-U.S. Citizens should exceed the Permitted Percentage with respect to such class or series of capital stock, irrespective of the date on which such event becomes known to the Corporation (such shares in excess of the Permitted Percentage, the “Excess Shares”), then the shares of such class or series of capital stock of the Corporation that constitute “Excess Shares” for purposes of this Article V shall be those shares that have been acquired by or become beneficially owned by Non-U.S. Citizens, starting with the most recent acquisition of beneficial ownership of such shares by a Non-U.S. Citizen and including, in reverse chronological order of acquisition, all other acquisitions of beneficial ownership of such shares by Non-U.S. Citizens from and after the acquisition of beneficial ownership of such shares by a Non-U.S. Citizen that first caused such Permitted Percentage to be exceeded; provided, that, (i) the Corporation shall have the sole power to determine, in the exercise of its reasonable judgment, those shares of such class or series that constitute Excess Shares in accordance with the provisions of this Article V; (ii) the Corporation may, in its reasonable discretion, rely on any reasonable documentation provided by Non-U.S. Citizens with respect to the date of their acquisition of beneficial ownership of Excess Shares; (iii) if the acquisition of beneficial ownership of more than one Excess Share occurs on the same date, then the order in which such acquisitions shall be deemed to have occurred on such date shall be determined by lot or by such other method as the Corporation may, in its reasonable discretion, deem appropriate; (iv) Excess Shares that result from a determination that a beneficial owner has ceased to be a U.S. Citizen will be deemed to have been acquired, for purposes of this Article V, as of the date that such beneficial owner ceased to be a U.S. Citizen; and (v) the Corporation may adjust upward to the nearest whole share the number of shares of such class or series deemed to be Excess Shares. Any determination made by the Corporation pursuant to this Section 5 as to which shares of any class or series of the Corporation’s capital stock constitute Excess Shares of such class or series shall be conclusive and shall be deemed effective as of the applicable Excess Share Date for such class or series.

6. Additional Remedies for Exceeding Permitted Percentage

(a) In the event that (i) Section 4(a) of this Article V would not be effective for any reason to prevent the transfer (a “Proposed Transfer”) of beneficial ownership of any Excess Share of any class or series of the capital stock of the Corporation to a Non-U.S. Citizen (a “Proposed Transferee”), (ii) a change in the status (a “Status Change”) of a U.S. Citizen to a Non-U.S. Citizen (a “Disqualified Person”) causes a share of any class or series of capital stock of the Corporation of which such U.S. Citizen is the beneficial owner immediately prior to such change to constitute an Excess Share, or (iii) the original issuance by the Corporation of a share of any class or series of capital stock of the Corporation to a Non-U.S. Citizen (a “Disqualified Recipient”) results in such share constituting an Excess Share, then, effective as of immediately before the consummation of such Proposed Transfer (in the case of such Proposed Transferee) or such Status Change (in the case of such Disqualified Person), and as of the time of issuance of such Excess Share (in the case of such Disqualified Recipient), such Excess Share shall be automatically transferred into a trust (each, a “Trust”) for the exclusive benefit of a Charitable Beneficiary and in respect of which a U.S. Citizen unaffiliated with the Corporation and such Non-U.S. Citizen shall be appointed by the Corporation to serve as the trustee (each, a “Trustee”), and such Non-U.S. Citizen (each, a “Restricted Person”) shall neither acquire nor have any rights or interests in such Excess Share transferred into such Trust. Subject to applicable law and compliance with the foregoing provisions of this Section 6(a), the Excess Shares of multiple Restricted Persons may, in the sole discretion of the Corporation, be transferred into, and maintained in, a single Trust.

(b) Notwithstanding the provisions of Section 6(a) of this Article V, if the automatic transfer of an Excess Share into a Trust pursuant to Section 6(a) of this Article V, together with any other automatic transfers of Excess Shares into Trusts pursuant to Section 6(a) of this Article V, would not be effective, for any reason whatsoever (whether in the determination of the Corporation or otherwise), to prevent the number of shares of the class or series of capital stock of the Corporation of which such Excess Share is a part that are beneficially owned by Non-U.S. Citizens from exceeding the Permitted Percentage for such class or series, then, in lieu of such automatic transfer into such Trust, such Excess Share shall be subject to redemption by the Corporation pursuant to Section 8 of this Article V.

7. Excess Shares Transferred into Trusts

(a) Status of Excess Shares Held by a Trustee. All Excess Shares of any class or series of capital stock of the Corporation held by a Trustee shall retain their status as issued and outstanding shares of the Corporation.

(b) Voting and Dividend Rights.

(i) The Trustee of a Trust shall have all voting rights and rights to dividends and any other distributions (upon liquidation or otherwise) with respect to all Excess Shares held in such Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary of such Trust.

(ii) If any dividend or other distribution (upon liquidation or otherwise) with respect to any Excess Share held in a Trust has been received by a Restricted Person with respect to such Excess Share and the automatic transfer of such Excess Share into such Trust occurred on or before the record date for such dividend or distribution, such dividend or distribution shall be paid by such Restricted Person to the Trustee of such Trust upon the demand of such Trustee. If (A) any dividend or other distribution (upon liquidation or otherwise) is authorized with respect to any Excess Share held in a Trust, (B) the automatic transfer of such Excess Share into such Trust occurred on or before the record date for such dividend or distribution, and (C) such transfer has been discovered prior to the payment of such dividend or distribution, then such dividend or distribution shall be paid, when due, to the Trustee of such Trust. Any dividend or distribution so paid to the Trustee of such Trust shall be held in trust for distribution to the Charitable Beneficiary of such Trust in accordance with the provisions of this Section 7.

(iii) A Restricted Person with respect to any Excess Share of any class or series of capital stock of the Corporation transferred into a Trust shall (A) neither be entitled to, nor possess, any rights to vote, or any other rights attributable to, such Excess Share, (B) not benefit economically from the ownership or holding of such Excess Share, and (C) have no rights to any dividends or any other distributions (upon liquidation or otherwise) with respect to such Excess Share.

(iv) Subject to applicable law, effective as of the date that any Excess Share shall have been transferred into a Trust, the Trustee of such Trust shall have the authority, at its sole discretion, (A) to rescind as void any vote cast by any Restricted Person with respect to such Excess Share, as well as any proxy given by any Restricted Person with respect to the vote of such Excess Share, in either case if the automatic transfer of such Excess Share into such Trust occurred on or before the record date for such vote, and (B) to recast such vote, as well as resubmit a proxy in respect of the vote of such Excess Share, in accordance with its own determination, acting for the benefit of the Charitable Beneficiary of such Trust; provided, however, that if the Corporation has already taken any corporate action in respect of which such vote was cast, or such proxy was given, by such Restricted Person, or if applicable law shall not permit the rescission of such vote or proxy or such vote to be recast, then the Trustee shall not have the authority to rescind such vote or proxy or to recast such vote.

(v) Notwithstanding any of the provisions of this Article V, the Corporation shall be entitled to rely, without limitation, on the stock transfer and other stockholder records of the Corporation (and its transfer agent) for the purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes of stockholders.

(c) Sale of Excess Shares by Trustee.

(i) The Trustee of a Trust, within 20 days of its receipt of written notice from the Corporation (or its transfer agent) that Excess Shares of any class or series of capital stock of the Corporation have been transferred into such Trust, shall sell such Excess Shares to a U.S. Citizen (including, without limitation, the Corporation) designated by the Trustee. Upon any such sale of Excess Shares, the Trustee shall distribute the proceeds of such sale of such Excess Shares (net of broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of the Trust) to such Charitable Beneficiary, and to the one or more Restricted Persons with respect to such Excess Shares, as provided in the applicable provisions of Sections 7(c), (d) and (e) of this Article V.

(ii) In the event that (x) the Restricted Person with respect to an Excess Share sold by the Trustee of a Trust pursuant to Section 7(c)(i) of this Article V was a Proposed Transferee at the time of the transfer of such Excess Share into the Trust, and (y) such sale by the Trustee is made to a Person other than the Corporation, such Restricted Person shall receive an amount (net of broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of the Trust), subject to further downward adjustment pursuant to Section 7(e) of this Article V, equal to the lesser of (A) the price paid by such Restricted Person for such Excess Share or, if such Restricted Person did not give value for the Excess Share in connection with the Proposed Transfer of such Excess Share to such Restricted Person (e.g., in the case of a gift, devise or other similar transaction), the Market Price of such Excess Share on the day of such Proposed Transfer (the applicable price, the “Proposed Transfer Price”) and (B) the price received by the Trustee from the sale by the Trustee of such Excess Share.

(iii) In the event that (x) the Restricted Person with respect to an Excess Share sold by the Trustee of a Trust pursuant to Section 7(c)(i) of this Article V was a Disqualified Person at the time of the transfer of such Excess Share into the Trust and (y) such sale by the Trustee is made to a Person other than the Corporation, such Restricted Person shall receive an amount (net of broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of the Trust), subject to further downward adjustment pursuant to Section 7(e) of this Article V, equal to the lesser of (A) the Market Price of such Excess Share on the date of the Status Change of such Restricted Person that resulted in the transfer of such Excess Share into the Trust (the “Status Change Price”) and (B) the price received by the Trustee from the sale by the Trustee of such Excess Share.

(iv) In the event that (x) the Restricted Person with respect to an Excess Share sold by the Trustee of a Trust pursuant to Section 7(c)(i) of this Article V was a Disqualified Recipient at the time of the transfer of such Excess Share into the Trust and (y) such sale by the Trustee is made to a Person other than the Corporation, such Restricted Person shall receive an amount (net of broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of the Trust), subject to further downward adjustment pursuant to Section 7(e) of this Article V, equal to the lesser of (A) the price paid by such Restricted Person for such Excess Share or, if such Restricted Person did not give value for the Excess Share in connection with the original issuance of such Excess Share to such Restricted Person, the Market Price of such Excess Share on the day of such original issuance (the applicable price, the “Deemed Original Issuance Price”) and (B) the price received by the Trustee from the sale by the Trustee of such Excess Share.

(v) In the event that, prior to the discovery by the Corporation (or its transfer agent) that any Excess Share has been automatically transferred into a Trust pursuant to Section 6(a) of this Article V, such Excess Share is sold by the Restricted Person with respect to such Excess Share, then (A) such Excess Share shall be deemed to have been sold by such Restricted Person on behalf of the Trust and (B) to the extent that such Restricted Person received consideration for the sale of such Excess Share that exceeds the amount that such Restricted Person would have been entitled to receive pursuant to this Section 7(c) if such Excess Share had been sold by the Trustee of such Trust on the date of the sale of such Excess Share by such Restricted Person, such excess amount shall be paid to the Trustee, upon the demand of the Trustee, for distribution to the Charitable Beneficiary of such Trust.

(d) Corporation’s Right to Purchase Shares Transferred into a Trust. The Trustee of a Trust shall be deemed to have offered each Excess Share that has been transferred into such Trust for sale to the Corporation at a price for such Excess Share equal to the lesser of (A) the Market Price of such Excess Share on the date that the Corporation accepts such offer, and (B) the Proposed Transfer Price, Status Change Price or Deemed Original Issuance Price, as the case may be, of such Excess Share. The Corporation shall have the right to accept such offer until the Trustee has sold (or been deemed to have sold) such Excess Share pursuant to clause (i), (ii), (iii), (iv) or (v) of Section 7(c) of this Article V. Upon such sale of the Excess Share to the Corporation, the Restricted Person with respect to such Excess Share shall receive the proceeds of such sale (net of broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of the Trust), subject to further downward adjustment pursuant to Section 7(e) of this Article V.

(e) Additional Payment-Related Provisions.

(i) In the event of the sale of an Excess Share by the applicable Trustee pursuant to Section 7(c) or (d) of this Article V, such Trustee, in its sole discretion, may reduce the amount payable to the Restricted Person with respect to such Excess Share pursuant to such Section by the sum of the amounts of the dividends and distributions described in Section 7(b)(ii) of this Article V received by such Restricted Person with respect to such Excess Share and which such Restricted Person has not paid over to the Trustee.

(ii) In the event of the sale of an Excess Share by the applicable Trustee pursuant to Section 7(c) or (d) of this Article V, such Trustee shall promptly pay to the Charitable Beneficiary of the applicable Trust, an amount equal to (A) the remaining proceeds of such sale, net of (1) broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of such Trust and (2) the amount paid by the Trustee to the Restricted Person with respect to such Excess Share pursuant to this Section 7, and (B) the amount of any dividends or distributions with respect to such Excess Share held by the Trust, net of taxes and other costs and expenses of such Trust.

(f) Termination of Charitable Beneficiary’s Interest. Upon the sale of an Excess Share by the applicable Trustee pursuant to Section 7(c) or (d) of this Article and the payment of the related amount (if any) to the Charitable Beneficiary of the applicable Trust pursuant to Section 7(e)(ii) of this Article V, such Charitable Beneficiary’s interest in such Excess Share shall terminate.

8. Redemption

(a) If the automatic transfer of an Excess Share into a Trust pursuant to Section 6(a) of this Article V, together with any other automatic transfers of Excess Shares into Trusts pursuant to Section 6(a) of this Article V, would not be effective, for any reason whatsoever ~~(whether in the~~, including a determination ~~of~~by the Corporation ~~or otherwise)~~that it is not effective, to prevent the beneficial ownership by Non-U.S. Citizens of shares of the class or series of capital stock of the Corporation of which such Excess Share is a part from exceeding the Permitted Percentage for such class or series, then, in lieu of such automatic transfer into such Trust, the Corporation, by action of the Board of Directors or by a committee of the Board of Directors, in its sole discretion, shall have the power to redeem, unless such redemption is not permitted under the DGCL or other provisions of applicable law, such Excess Share, provided that the Corporation shall not have any obligation under this Section 8 to redeem any one or more Excess Shares.

(b) Until such time as any Excess Shares subject to redemption by the Corporation pursuant to this Section 8 are so redeemed by the Corporation at its option and beginning on the first Excess Share Date for the classes or series of the Corporation’s capital stock of which such Excess Shares are a part,

(i) the holders of such Excess Shares subject to redemption shall (so long as such excess exists) not be entitled to any voting rights with respect to such Excess Shares, and

(ii) the Corporation shall (so long as such Excess Shares exist) pay into an escrow account dividends and any other distributions (upon liquidation or otherwise) in respect of such Excess Shares.

Full voting rights shall be restored to any shares of a class or series of capital stock of the Corporation that were previously deemed to be Excess Shares, and any dividends or distributions with respect thereto that have been previously paid into an escrow account shall be due and paid solely to the holders of record of such shares, promptly after such time as, and to the extent that, such shares have ceased to be Excess Shares (including as a result of the sale of such shares to a U.S. Citizen prior to the issuance of a Redemption Notice pursuant to Section 8(c)(iii) of this Article V), provided that such shares have not been already redeemed by the Corporation at its option pursuant to this Section 8.

(c) The terms and conditions of redemptions by the Corporation of Excess Shares of any class or series of the Corporation’s capital stock under this Section 8 shall be as follows:

(i) the per share redemption price (the “Redemption Price”) ~~to be paid~~ for each Excess Share may be paid, as determined by the Board of Directors or a committee of the board of Directors in its sole discretion, (i) in cash (by wire transfer or bank or cashier’s check), (ii) by the issuance of Redemption Notes, or (iii) by the issuance of one Warrant for each Excess Share;

(ii) in the case of the Redemption Price being paid in cash or by the issuance of Redemption Notes, the Redemption Price shall be the sum of (A) the Fair Market Value of such Excess Share as of the date of redemption of such Excess Share plus (B) an amount equal to the amount of any dividend or any other distribution (upon liquidation or otherwise) declared in respect of such Excess Share prior to the date on which such Excess Share is called for redemption and which amount has been paid into an escrow account by the Corporation pursuant to Section 8(b) of this Article V;

~~(ii) the Redemption Price shall be paid in cash (by wire transfer or bank or cashier’s check) or by the issuance of Redemption Notes, as determined by the Board of Directors in its sole discretion;~~

(iii) written notice of the date on which the Excess Shares shall be redeemed (the “Redemption Date”), together with a letter of transmittal to accompany certificates, if any, representing the Excess Shares that are surrendered for redemption ~~(if any)~~, shall be given either by hand delivery or by overnight courier service or by first-class mail, postage prepaid, to each holder of record of the Excess Shares to be redeemed, at such holder’s last known address as the same appears on the stock register of the Corporation (unless such notice is waived in writing by any such holders) (the “Redemption Notice”);

(iv) the Redemption Date (for purposes of determining right, title and interest in and to the Excess Shares to be redeemed) shall be the later of (A) the date specified in the Redemption Notice sent to the record holders of the Excess Shares (which shall not be earlier than the date of such notice), and (B) the date on which the Corporation shall have irrevocably deposited or set aside a sum sufficient to pay the Redemption Price to such record holders or the date on which the Corporation shall have paid the Redemption Price (including, without limitation, the delivery of any applicable Redemption Notes or Warrants) to such record holders;

(v) each Redemption Notice to each holder of record of the Excess Shares to be redeemed shall specify (A) the Redemption Date (as determined pursuant to Section 8(c)(iv) of this Article V)), (B) the number and the class or series of shares of capital stock to be redeemed from such holder as Excess Shares (and, to the extent such Excess Shares are certificated, the certificate number(s) representing such Excess Shares), (C) the Redemption Price and the manner of payment thereof, (D) the place where certificates for such Excess Shares (if such Excess Shares are certificated) are to be surrendered for cancellation against the simultaneous payment of the Redemption Price, (E) any instructions as to the endorsement or assignment for transfer of such certificates (if any) and the completion of the accompanying letter of transmittal, and (F) the fact that all right, title and interest in respect of the Excess Shares to be redeemed (including, without limitation, voting, dividend and distribution rights) shall cease and terminate on the Redemption Date, except for the right to receive the Redemption Price, without interest;

(vi) if a Redemption Notice has been duly sent to the record holders of the Excess Shares to be redeemed and the Corporation has irrevocably deposited or set aside cash consideration sufficient to pay the Redemption Price to such record holders of such Excess Shares, then dividends shall cease to accrue on all such Excess Shares to be redeemed, all such Excess Shares shall no longer be deemed outstanding and all right, title and interest in respect of such Excess Shares shall forthwith cease and terminate, except only the right of the record holders thereof to receive the Redemption Price, without interest;

(vii) without limiting clause (vi) above, on and after the Redemption Date, all right, title and interest in respect of the Excess Shares to be redeemed by the Corporation (including, without limitation, voting and dividend and distribution rights) shall forthwith cease and terminate, such Excess Shares shall no longer be deemed to be outstanding shares for the purpose of voting or determining the total number of shares entitled to vote on any matter properly brought before the stockholders for a vote thereon (and, except as otherwise provided in the applicable Directors’ Resolution (if any) or Section 2(c) of Article IV, may be either retired or held by the Corporation as treasury stock), and the holders of record of such Excess Shares shall thereafter be entitled only to receive the Redemption Price, without interest; and

(viii) upon surrender of the certificates (if any) for any Excess Shares so redeemed in accordance with the requirements of the Redemption Notice and the accompanying letter of transmittal (and otherwise in proper from for transfer as specified in the Redemption Notice) the holder of record of such Excess Shares shall be entitled to payment of the Redemption Price. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate (or certificates), to the extent such shares were certificated, shall be issued representing the shares not redeemed, without cost to the holder of record.

9. Citizenship Determinations . The Corporation shall have the power to determine, in the exercise of its reasonable judgment, the citizenship of the beneficial owners of any class or series of the Corporation’s capital stock for the purposes of this Article V. In determining the citizenship of the beneficial owners or their transferees or, in the case of original issuance, any recipient (and, if such transferees or recipients are acting as fiduciaries or nominees for any beneficial owners, with respect to such beneficial owners) of any class or series of the Corporation’s capital stock, the Corporation may rely on the stock transfer records of the Corporation and the citizenship certifications required under Section 4(b) of this Article V and the written statements and affidavits required under Section 10 of this Article V given by the beneficial owners or their transferees, or, in the case of original issuance, any recipients (or any beneficial owners for whom such transferees or recipients are acting as fiduciaries or nominees) (in each case whether such certifications, written statements or affidavits have been given on their own behalf or on behalf of others) to prove the citizenship of such beneficial owners, transferees or recipients (or any beneficial owners for whom such transferees or recipients are acting as fiduciaries or nominees). The determination of the citizenship of such beneficial owners, transferees and recipients (and any beneficial owners for whom such transferees or recipients are acting as fiduciaries or nominees) may also be subject to proof in such other manner as the Corporation may deem reasonable pursuant to Section 10(b) of this Article V. The determination of the Corporation at any time as to the citizenship of such beneficial owners, transferees and recipients (and any beneficial owners for whom such transferees or recipients are acting as fiduciaries or nominees) in accordance with the provisions of Article V shall be conclusive.

10. Requirement to Provide Citizenship Information

(a) In furtherance of the policy set forth in Section 2 of this Article V, and without limiting any other provision of this Article V, the Corporation may require the beneficial owners of shares of any class or series of the Corporation’s capital stock to confirm their citizenship status from time to time in accordance with the provisions of this Section 10, and, as a condition to acquiring and having beneficial ownership of shares of any class or series of capital stock of the Corporation, every beneficial owner of any such shares must comply with the following provisions:

(i) promptly upon a beneficial owner’s acquisition of beneficial ownership of five (5%) percent or more of the outstanding shares of any class or series of capital stock of the Corporation, and at such other times as the Corporation may determine by written notice to such beneficial owner, such beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other information required by the U.S. Coast Guard or the U.S. Maritime Administration under the Maritime Laws, including 46 C.F.R. part 355;

(ii) promptly upon request by the Corporation, each beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other information required by the U.S. Coast Guard or the U.S. Maritime Administration under the Maritime Laws, including 46 C.F.R. part 355;

(iii) promptly upon request by the Corporation, any beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, together with reasonable documentation of the date and time of such beneficial owner’s acquisition of beneficial ownership of the shares of any class or series of capital stock of the Corporation specified by the Corporation in its request;

(iv) every beneficial owner must provide, or authorize such beneficial owner’s broker, dealer, custodian, depositary, nominee or similar agent with respect to the shares of each class or series of the Corporation’s capital stock beneficially owned by such beneficial owner to provide, to the Corporation such beneficial owner’s address; and

(v) every beneficial owner must provide to the Corporation, at any time such beneficial owner ceases to be a U.S. Citizen, as promptly as practicable but in no event less than two business days after the date such beneficial owner ceases to be a U.S. Citizen, a written statement, duly signed, stating the name and address of beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, and a statement as to such change in status of such beneficial owner to a Non-U.S. Citizen.

(b) The Corporation may at any time require reasonable proof, in addition to the citizenship certifications required under Section 4(b) of this Article V and the written statements and affidavits required under Section 10(a) of this Article V, of the citizenship of the beneficial owner or the proposed transferee or, in the case of original issuance, the recipient (and, if such transferee or recipient is acting as a fiduciary or nominee for a beneficial owner, with respect to such beneficial owner) of shares of any class or series of the Corporation’s capital stock.

(c) In the event that (i) the Corporation requests in writing (in which express reference is made to this Section 10 of this Article V) from a beneficial owner of shares of any class or series of the Corporation’s capital stock a citizenship certification required under Section 4(b) of this Article V, a written statement, an affidavit and/or reasonable documentation required under Section 10(a) of this Article V, and/or additional proof of citizenship required under Section 10(b) of this Article V, and (ii) such beneficial owner fails to provide the Corporation with the requested documentation by the date set forth in such written request, then (x) the voting rights of such beneficial owner’s shares of the Corporation’s capital stock shall be suspended, and (y) any dividends or other distributions (upon liquidation or otherwise) with respect to such shares shall be paid into an escrow account, until such requested documentation is submitted in form and substance reasonably satisfactory to the Corporation, subject to the other provisions of this Article V; provided, however, that the Corporation, acting through its Board of Directors, shall have the power, in its sole discretion, to extend the date by which such requested documentation must be provided and/or to waive the application of sub-clauses (x) and/or (y) of this clause (ii) to any of the shares of such beneficial owner in any particular instance.

(d) In the event that (i) the Corporation requests in writing (in which express reference is made to this Section 10 of this Article V) from a beneficial owner of, or the proposed transferee of, or, in the case of original issuance, the recipient (and, if such transferee or recipient is acting as a fiduciary or nominee for a beneficial owner, with respect to such beneficial owner) of, shares of any class or series of the Corporation’s capital stock a citizenship certification required under Section 4(b) of this Article V, a written statement, an affidavit and/or reasonable documentation required under Section 10(a) of this Article V, and/or additional proof of citizenship required under Section 10(b) of this Article V, and (ii) such Person fails to submit the requested documentation in form and substance reasonably satisfactory to the Corporation, subject to the other provisions of this Article V, by the date set forth in such written request, the Corporation, acting through its Board of Directors, shall have the power, in its sole discretion, to refuse to accept any application to transfer ownership of such shares (if any) or to register such shares on the stock transfer records of the Corporation, until such requested documentation is so submitted.

11. Severability . Each provision of this Article V is intended to be severable from every other provision. If any one or more of the provisions contained in this Article V is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of any other provision of this Article V shall not be affected, and this Article V shall be construed as if the provisions held to be invalid, illegal or unenforceable had never been contained herein.

12. NYSE Transactions . Nothing in this Article V shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other National Securities Exchange or automated inter-dealer quotation system for so long as any class or series of the capital stock of the Corporation is listed on the New York Stock Exchange. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of this Article V and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article V.

ARTICLE VI

BOARD OF DIRECTORS

1. Size of the Board . The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, consisting of not less than three or more than thirteen directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors, except as provided for in Section 5(b) of this Article VI.

2. Composition of the Board . Upon the effectiveness of the Corporation’s Registration Statement on Form S-1 (Reg. No. 333-123073) filed with the Securities and Exchange Commission on March 2, 2005, as amended from time to time (the “Registration Statement”), the directors of the Corporation shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be originally elected for a term expiring at the first annual meeting of the stockholders held following the date (the “Effective Date”) of the effectiveness of the Registration Statement, Class II directors shall be originally elected for a term expiring at the second annual meeting of stockholders held following the Effective Date, and Class III directors shall be originally elected for a term expiring at the third annual meeting of stockholders held following the Effective Date. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. A director shall hold office until the annual meeting of stockholders for the year in which his term expires and until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. There shall be no cumulative voting in the election of directors. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

3. Vacancies on the Board of Directors

(a) The election of any new director to fill any newly created directorship on the Board of Directors that results from an increase in the number of directors (or any vacancy occurring on the Board of Directors) shall be made only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director~~, except that, for so long as John K. Castle, Castle Harlan Partners IV, L.P. and their respective affiliates (collectively, the “Castle Harlan Affiliates”) are the beneficial owners (as defined herein), in the aggregate, of at least 25% in voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors, then only the stockholders entitled to vote generally in the election of directors shall be entitled to elect a new director to fill such newly created directorship or vacancy at the annual meeting of stockholders or a special meeting of stockholders called for the election of a person to fill such directorship.~~.

(b) Except for the election of a new director by the stockholders as provided in Section 3(a) of this Article VI (which shall require only a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting of stockholders and entitled to vote on the election of directors), if any applicable provision of the DGCL expressly confers power on stockholders to elect a new director to fill any newly created directorship on the Board of Directors that results from an increase in the number of directors (or any vacancy occurring on the Board of Directors) at a special meeting of stockholders, then, except as otherwise required by applicable law, such a newly created directorship or vacancy may be filled at such meeting only by the affirmative vote of at least 66 2/3% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors voting as a single class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. For purposes of this Article VI, the “beneficial owner” of shares of stock of the Corporation shall be determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, in each case as amended or supplemented from time to time.

4. Removal of Directors . Any director or all of the directors (other than the directors elected by the holders of any one or more series of Preferred Stock of the Corporation, voting separately as a class or classes, as the case may be) may be removed at any time only for cause and only by the affirmative vote of at least 66 2/3% of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, ~~voting together as a single class; provided, however, for so long as the Castle Harlan Affiliates are the beneficial owners, in the aggregate, of at least 25% in voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors, then such director or all of the directors may be removed at any time, whether with or without cause, by the affirmative vote of a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of directors,~~ voting together as a single class.

5. Voting Rights of Preferred Stock

(a) Notwithstanding any other provision of this Article VI to the contrary, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VI unless expressly provided by such terms.

(b) Notwithstanding anything to the contrary in Section 1 of this Article VI, during any period when the holders of any series of Preferred Stock have the right to elect additional directors, then upon commencement of the right to elect such directors and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors provided for in the terms of such Preferred Stock, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to such terms, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board of Directors in the applicable Directors’ Resolution, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Preferred Stock, the terms of office of all such additional directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

ARTICLE VII

LIMITATION OF LIABILITY; INDEMNIFICATION

1. Limitation of Liability A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or such limitation thereof is not permitted under the DGCL (including, without limitation, Section 102(b)(7) thereof).

2. Indemnification (a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person (i) is or was a director, officer or employee of the Corporation, or (ii) serves or served as a director, officer, or employee of any other enterprise (as defined herein) either (x) at the request of the Corporation or (y) that is or was a direct or indirect subsidiary (whether wholly owned or otherwise) of the Corporation at the time of such person’s service as a director, officer or employee of such other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL and not otherwise prohibited by applicable law; provided, however, that except for proceedings by any such person to enforce rights to indemnification, the Corporation shall not be obligated to indemnify such person (or the heirs, executors or administrators of such person) in connection with any action, suit or proceeding (or part thereof) initiated by such person (or the heirs, executors or administrators of such person) unless such action, suit or proceeding (or part thereof) was authorized or consented to by the Board of Directors. For purposes of this Article VII, the term “other enterprise” shall include any corporation, partnership, limited liability company, joint venture, trust or other enterprise. The right to indemnification conferred in this Section 2(a) shall be a contract right.

(b) The Corporation, to the fullest extent permitted by the DGCL and not otherwise prohibited by applicable law, may advance to any person who is or was a director, officer or employee of the Corporation (and the heirs, executors or administrators of such person) any and all expenses (including, without limitation, attorneys fees and disbursements and court costs) reasonably incurred by such person in respect of defending any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which such person was or is a party or is threatened to be made a party to, by reason of the fact that such person (i) is or was a director, officer or employee of the Corporation, or (ii) serves or served as a director, officer, or employee of any other enterprise (as defined herein) either (x) at the request of the Corporation or (y) that is or was a direct or indirect subsidiary (whether wholly owned or otherwise) of the Corporation at the time of such person’s service as a director, officer or employee of such other enterprise; provided, however, that, to the extent the DGCL requires, the payment of such expenses in advance of the final disposition of the action, suit or proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified against such expense under this Article VII or otherwise. The Corporation by provisions in its Bylaws or by agreement may accord any such person the right to, or regulate the manner of providing to any such person, such advancement of expenses to the fullest extent permitted by the DGCL.

(c) The Corporation may, by action of its Board of Directors, provide indemnification and advancement of expenses to such of the agents of the Corporation and such other persons serving, at the request of the Corporation, as agents of any other enterprise to such extent as is permitted by the DGCL and the Board of Directors shall determine to be appropriate.

3. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who (i) is or was a director, officer, employee or agent of the Corporation, (ii) serves or served as a director, officer, employee or agent of any other enterprise either (x) at the request of the Corporation or (y) that is or was a direct or indirect subsidiary (whether wholly owned or otherwise) of the Corporation at the time of such person’s service as a director, officer or employee of such other enterprise, or (iii) while a director, officer or employee of the Corporation, serves or served as a Trustee of a Trust at the request of the Corporation.

4. Non-Exclusivity. The rights and authority conferred in this Article VII shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

5. Effect of Repeal or Modification. Any repeal or modification of any provision of this Article VII shall not adversely effect any right or protection of any person referred to in Section 1 or 2 of this Article VII existing by virtue of this Article VII in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII

BYLAWS

In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors is expressly authorized to adopt, amend and repeal the Bylaws of the Corporation, without the assent or vote of the stockholders, in any manner not inconsistent with the DGCL or this Certificate. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of shares of any class or series of stock of the Corporation required by applicable law or by this Certificate, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

MEETINGS OF THE STOCKHOLDERS

1. Action by Meeting Only

(a) Pre-Effective Date. Prior to the Effective Date, except as expressly provided in Section 1(c) of this Article IX or as may be expressly provided in any Directors’ Resolution with respect to any series of Preferred Stock the issuance of which is provided for in such Directors’ Resolution, any action required by the DGCL to be taken at any annual meeting of the stockholders or any special meeting of the stockholders of the Corporation (or of the holders of shares of any series of Preferred Stock), or any action which may be taken at any such meeting, may be taken without prior notice and without a vote, by a consent in writing, as permitted by the DGCL.

(b) From and After the Effective Date. From and after the Effective Date, except as expressly provided in Section 1 (c) of this Article IX or as may be expressly provided in any Directors’ Resolution with respect to any series of Preferred Stock the issuance of which is provided for in such Directors’ Resolution, any action required or permitted to be taken at any annual or special meeting of stockholders (or of the holders of shares of any series of Preferred Stock) may be taken only upon the vote of such stockholders at an annual or special meeting duly noticed and called in accordance with the DGCL, and may not be taken by written consent of such stockholders without a meeting.

~~(c) Series A Preferred Stock. Any action required by the DGCL to be taken at any annual meeting or special meeting by the holders of Series A Preferred Stock, voting separately as a class or voting together with other series of Preferred Stock as a separate class, or any action which may be taken at any such meeting, may be taken without prior notice and without a vote, by a consent in writing, as permitted by the DGCL.~~

2. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders shall be given in the manner provided in the Bylaws of the Corporation.

3. Power and Authority to Call Meetings. Except as otherwise required by applicable law and subject to the rights of the holders of any series of Preferred Stock to call meetings or otherwise, special meetings of the stockholders for any purpose or purposes may be called at any time by (i) the Chairperson of the Board, if any, or (ii) the Secretary of the Corporation at the request in writing of (a) the Board of Directors or (b) a committee of the Board of Directors whose power and authority, as provided in a resolution of the Board of Directors or in the Bylaws of the Corporation, includes the power to call such meetings, but such special meetings may not be called by any other Person or Persons.

ARTICLE X

AMENDMENTS OF THIS

CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend this Certificate in any manner permitted by the DGCL and all rights and powers conferred herein upon stockholders, directors and officers of the Corporation are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles VI, VII, VIII, and IX and this Article X, may not be repealed, amended or supplemented in any respect, and no other provision may be adopted, repealed, amended or supplemented which would have the effect of modifying or permitting the circumvention of the provisions set forth in Articles VI, VII, VIII, and IX and this Article X, unless such action is approved by the affirmative vote of the holders of not less than 66 2/3% of the total voting power of all outstanding shares of stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

* * *

HORIZON LINES, INC.

SPECIAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Michael F. Zeudan II and Michael T. Avara, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote, as designated below, all of the shares of stock of Horizon Lines, Inc. held of record by the undersigned on October 7, 2011, at the Special Meeting of Stockholders of Horizon Lines, Inc. to be held on December 2, 2011, and at any and all adjournments or postponements thereof. The Board of Directors recommends a vote in favor of Proposal 1, Proposal 2, Proposal 3 and Proposal 4.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 through 4.

SPECIAL MEETING OF SHAREHOLDERS OF

HORIZON LINES, INC.

December 2, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.horizonlines.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00030300300300000000 9 120211

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

A proposal to amend the Company’s Amended and

Restated Certificate of Incorporation to effect a 1-for-25 reverse stock split of the Common Stock;

A proposal to amend the Company’s Amended and

Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 2,500,000,000, however such amendment will not become effective if Proposal No. 1 is approved;

A proposal to amend the Company’s Amended and

Restated Certificate of Incorporation to authorize the issuance of warrants in lieu of cash or redemption notes in consideration for “Excess Shares” to facilitate compliance with the Jones Act;

A proposal to approve the Company’s Restated Certificate of Incorporation; and

To transact any other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.